                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-04424

                        Van Kampen Life Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 12/31
                        ------------

Date of reporting period:  6/30/03
                         -----------

Item 1. Report to Shareholders

       Welcome, Policyholder

       In this update, you'll learn about how your portfolio performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

-------------------------------------------------------------------------------------
AVERAGE ANNUAL                                          CLASS I           CLASS II
TOTAL RETURNS                                        since 04/30/99    since 09/18/00

Since Inception                                           2.16%             1.30%

1-year                                                    2.30              1.95

6-month                                                  13.20             13.07
-------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and portfolio shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Standard & Poor's Barra Value Index is generally representative of the U.S. market for value stocks. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Life Investment Trust--Comstock Portfolio is managed by the adviser's Multi-Cap Value team. Current members include(1) B. Robert Baker, Managing Director; Jason S. Leder, Executive Director; and Kevin
       C. Holt, Executive Director. This discussion reflects the team's views on the portfolio's performance.

Q. BEFORE YOU DISCUSS HOW THE PORTFOLIO PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Reversing recent trends, stocks enjoyed strong performance during the first six months of 2003.

        -- When the period began, investors were concerned about a likely war in Iraq.

        -- Once the initial military operations ended, investors jumped into stocks and helped send the market to its highest point in a year.

        -- The second quarter, in fact, provided the best quarterly performance for the Standard & Poor's 500 Index since 1998.

        -- Nevertheless, despite interest rates at near-historic lows, the economic environment remained uncertain, bringing near-term risks to investors.

       While these short-term factors may be interesting, we do not choose stocks for the portfolio based on what's happening in the economy or market. Rather, we follow a disciplined, bottom-up stock-selection process in which we buy companies that meet the portfolio's investment criteria.

Q.     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The portfolio outperformed its benchmarks, the Standard & Poor's Barra Value Index and the Standard & Poor's 500 Index.

        -- Van Kampen LIT Comstock Portfolio returned 13.20 percent for the six months that ended June 30, 2003. Performance figures are for Class I shares unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Past performance is no guarantee of future results.

        -- The portfolio's benchmarks, the Standard & Poor's Barra Value Index and the Standard & Poor's 500 Index, returned 12.29 and 11.75 percent, respectively.

       See Performance Summary for additional information and index definitions.

(1)Team members may change at any time without notice.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The three stocks that most helped the portfolio's results were Halliburton, Schlumberger and Federated Department Stores:(2)

        -- Halliburton and Schlumberger are competitors in the oil and gas services business. We added both stocks to the portfolio because we believed they were selling at very cheap prices. During the period, both companies benefited from an increasingly favorable environment for oil-service and drilling stocks. Also, Halliburton was helped by continuing efforts to resolve pending litigation stemming from asbestos exposure, while investors appeared to reward Schlumberger for a new management team installed early in 2003.

        -- Federated Department Stores, whose retail chains include Macy's and Bloomingdale's, saw its stock price rise during the period, as investors observed what we did before--that shares of the company were available at a very low price.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. Investments in Freddie Mac, AT&T, and Interpublic Group of Companies detracted the most from the portfolio's results:

        -- Freddie Mac, a quasi-public company that buys mortgages and repackages them as securities, saw its stock price plunge after the

TOP 10 HOLDINGS AS OF 6/30/03              TOP 10 INDUSTRIES AS OF 6/30/03
Sprint                           5.2%      Pharmaceuticals                 13.8%
Bristol-Myers Squibb             4.7       Oil & Gas Equipment & Services   8.5
Schlumberger                     4.4       Integrated Telecommunication
Halliburton                      4.1         Services                       6.2
Freddie Mac                      3.6       Integrated Oil & Gas             4.8
Federated Department Stores      3.5       Property & Casualty              4.7
Kroger                           3.0       Diversified Banks                4.5
Dow Chemical                     2.7       Electric Utilities               4.5
Bank of America                  2.5       Paper Products                   4.5
Kimberly-Clark                   2.3       Thrifts & Mortgage Finance       4.4
                                           Oil & Gas Drilling               4.3

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2)There is no guarantee that these stocks will continue to perform well or be held by the portfolio in the future.
                                                                               3
            company restated financial results for the past three years and replaced its top management team.

        -- The portfolio owned a modest position in AT&T, the nation's leading long-distance communications provider. AT&T faced increased competitive pressures as well as concerns about the growth potential of its core long-distance business.

        -- Interpublic's stock was hurt by a continued weak advertising market and by questions about the strength of its financial statements. The company is the world's second-largest group of advertising agencies.

Q.     PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. As a result of our bottom-up stock selection process, the portfolio ended the period with overweight positions, relative to the S&P Barra Value Index, in the energy, consumer-staples and health-care sectors:

        -- Within energy, the portfolio owned a number of oil-service and drilling stocks. In our opinion, many of these companies offered particularly attractive valuations.

        -- The significant emphasis in consumer staples reflected our positions in low-valuation stocks from a variety of industries--such as paper products, tobacco, drug stores and food retailers.

        -- In health care, the portfolio had a substantial position in pharmaceutical stocks, which we believed were trading at attractive levels. These companies have been hurt in recent years by increased competition from generic drug makers, patent expirations and the perception that relatively few new blockbuster drugs are on the horizon. We believed, however, that these factors were already reflected in these companies' stock prices, and we took the opportunity to buy those companies that we thought offered the best values.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE PORTFOLIO, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. As value investors, we routinely take a long-term view of the stocks we own. The typical stock in the portfolio may be unpopular with investors today, but we hope its true value may be recognized over time. Whether our shareholders invest in growth funds, value funds or both, we think it's important for them to keep a similarly long-term perspective. Sometimes markets go up, other times they go down, and it's nearly impossible to know what will happen next. Instead of focusing on short-term performance, we encourage shareholders to review their investments' long-term track record, invest regularly in good times and bad, and work with their financial advisor to monitor their progress toward their financial goals.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  91.3%
ALUMINUM  0.9%
Alcoa, Inc. ................................................    201,600   $  5,140,800
                                                                          ------------

APPAREL & ACCESSORIES  0.6%
Jones Apparel Group, Inc. (a)...............................    117,500      3,438,050
                                                                          ------------

APPAREL RETAIL  0.5%
Limited Brands..............................................    177,300      2,748,150
                                                                          ------------

BROADCASTING & CABLE TV  0.3%
Comcast Corp. (a)...........................................     58,482      1,764,987
                                                                          ------------

COMMUNICATIONS EQUIPMENT  1.0%
Andrew Corp. (a)............................................     56,000        515,200
Cisco Systems, Inc. (a).....................................    112,100      1,870,949
Comverse Technology, Inc. (a)...............................     49,300        740,979
Ericsson, Class B--ADR (Sweden).............................     43,420        461,555
JDS Uniphase Corp. (a)......................................    190,100        667,251
Motorola, Inc. .............................................     98,900        932,627
Nokia Corp.--ADR (Finland)..................................     49,500        813,285
                                                                          ------------
                                                                             6,001,846
                                                                          ------------
COMPUTER HARDWARE  1.5%
Hewlett-Packard Co. ........................................    315,730      6,725,049
International Business Machines Corp. ......................     21,100      1,740,750
                                                                          ------------
                                                                             8,465,799
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  0.8%
Electronics for Imaging, Inc. (a)...........................     64,700      1,312,763
Lexmark International, Inc., Class A (a)....................     45,700      3,234,189
                                                                          ------------
                                                                             4,546,952
                                                                          ------------
CONSUMER FINANCE  0.3%
Capital One Financial Corp. ................................     34,800      1,711,464
                                                                          ------------

DATA PROCESSING & OUTSOURCING SERVICES  0.2%
SunGard Data Systems, Inc. (a)..............................     41,200      1,067,492
                                                                          ------------
DEPARTMENT STORES  3.5%
Federated Department Stores, Inc. ..........................    503,760     18,563,556
May Department Stores Co. ..................................     80,100      1,783,026
                                                                          ------------
                                                                            20,346,582
                                                                          ------------

See Notes to Financial Statements                                              5

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
DIVERSIFIED BANKS  4.1%
Bank of America Corp. ......................................    169,097   $ 13,363,736
Wells Fargo & Co. ..........................................    203,210     10,241,784
                                                                          ------------
                                                                            23,605,520
                                                                          ------------
DIVERSIFIED CAPITAL MARKETS  0.5%
J.P. Morgan Chase & Co. ....................................     78,755      2,691,846
                                                                          ------------

DIVERSIFIED CHEMICALS  3.2%
Dow Chemical Co. ...........................................    466,000     14,427,360
Du Pont (E.I.) de Nemours & Co. ............................     97,800      4,072,392
                                                                          ------------
                                                                            18,499,752
                                                                          ------------
DIVERSIFIED METALS & MINING  0.7%
Phelps Dodge Corp. (a)......................................    111,000      4,255,740
                                                                          ------------

DRUG RETAIL  1.3%
CVS Corp. ..................................................    280,500      7,862,415
                                                                          ------------

ELECTRIC UTILITIES  4.1%
American Electric Power Co., Inc. ..........................     59,172      1,765,101
Centerpoint Energy, Inc. ...................................    337,500      2,750,625
Constellation Energy Group, Inc. ...........................     69,330      2,378,019
Exelon Corp. ...............................................     14,195        849,003
IDACORP, Inc. ..............................................     32,150        843,937
Public Service Enterprise Group, Inc. ......................     91,200      3,853,200
Scottish Power PLC--ADR (United Kingdom)....................     84,464      2,053,320
TXU Corp. ..................................................    406,290      9,121,210
                                                                          ------------
                                                                            23,614,415
                                                                          ------------
ELECTRONIC MANUFACTURING SERVICES  0.9%
Flextronics International Ltd. (Singapore) (a)..............    350,400      3,640,656
Jabil Circuit, Inc. (a).....................................     67,700      1,496,170
KEMET Corp. (a).............................................     38,400        387,840
                                                                          ------------
                                                                             5,524,666
                                                                          ------------
FOOD RETAIL  2.7%
Kroger Co. (a)..............................................    939,000     15,662,520
                                                                          ------------

HEALTH CARE FACILITIES  0.5%
Tenet Healthcare Corp. (a)..................................    250,800      2,921,820
                                                                          ------------

HOME IMPROVEMENT RETAIL  0.3%
Home Depot, Inc. ...........................................     53,900      1,785,168
                                                                          ------------

HOUSEHOLD PRODUCTS  2.1%
Kimberly-Clark Corp. .......................................    234,160     12,209,102
                                                                          ------------

 6                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
INDUSTRIAL MACHINERY  0.6%
Cognex Corp. (a)............................................    158,800   $  3,549,180
                                                                          ------------

INTEGRATED OIL & GAS  4.4%
BP PLC--ADR (United Kingdom)................................    262,180     11,016,803
ConocoPhillips..............................................    146,356      8,020,309
Total Fina Elf SA--ADR (France).............................     82,900      6,283,820
                                                                          ------------
                                                                            25,320,932
                                                                          ------------
INTEGRATED TELECOMMUNICATION SERVICES  5.7%
Amdocs Ltd. (Guernsey) (a)..................................     24,800        595,200
Sprint Corp. ...............................................  1,927,700     27,758,880
Verizon Communications, Inc. ...............................    116,080      4,579,356
                                                                          ------------
                                                                            32,933,436
                                                                          ------------
INVESTMENT BANKING & BROKERAGE  0.9%
Goldman Sachs Group, Inc. ..................................     16,600      1,390,250
Merrill Lynch & Co., Inc. ..................................     79,100      3,692,388
                                                                          ------------
                                                                             5,082,638
                                                                          ------------
LIFE & HEALTH INSURANCE  0.7%
Torchmark Corp. ............................................    111,710      4,161,197
                                                                          ------------

MANAGED HEALTH CARE  1.0%
Aetna, Inc. ................................................     93,700      5,640,740
                                                                          ------------

MOVIES & ENTERTAINMENT  2.0%
Walt Disney Co. ............................................    576,900     11,393,775
                                                                          ------------

MULTI-LINE INSURANCE  0.0%
Nationwide Financial Services, Inc. ........................      5,600        182,000
                                                                          ------------

OIL & GAS DRILLING  3.9%
Diamond Offshore Drilling, Inc. ............................    421,180      8,840,568
GlobalSantaFe Corp. ........................................    386,100      9,011,574
Transocean, Inc. (a)........................................    217,000      4,767,490
                                                                          ------------
                                                                            22,619,632
                                                                          ------------
OIL & GAS EQUIPMENT & SERVICES  7.8%
Halliburton Co. ............................................    951,290     21,879,670
Schlumberger Ltd. ..........................................    485,950     23,116,641
                                                                          ------------
                                                                            44,996,311
                                                                          ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  1.8%
Citigroup, Inc. ............................................    217,700      9,317,560
Principal Financial Group, Inc. ............................     28,800        928,800
                                                                          ------------
                                                                            10,246,360
                                                                          ------------
PACKAGED FOODS  0.7%
Sara Lee Corp. .............................................    225,960      4,250,308
                                                                          ------------

See Notes to Financial Statements                                              7

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
PAPER PRODUCTS  4.1%
Boise Cascade Corp. ........................................    218,390   $  5,219,521
Georgia-Pacific Corp. ......................................    620,300     11,754,685
International Paper Co. ....................................    193,579      6,916,578
                                                                          ------------
                                                                            23,890,784
                                                                          ------------
PHARMACEUTICALS  12.6%
Bristol-Myers Squibb Co. ...................................    915,625     24,859,219
GlaxoSmithKline PLC--ADR (United Kingdom)...................    254,900     10,333,646
Merck & Co., Inc. ..........................................    120,000      7,266,000
Pfizer, Inc. ...............................................    275,900      9,421,985
Roche Holdings AG--ADR (Switzerland)........................     90,500      7,095,200
Schering-Plough Corp. ......................................    325,200      6,048,720
Wyeth, Inc. ................................................    172,200      7,843,710
                                                                          ------------
                                                                            72,868,480
                                                                          ------------
PROPERTY & CASUALTY  4.3%
Allstate Corp. .............................................    218,800      7,800,220
AMBAC Financial Group, Inc. ................................     72,980      4,834,925
Berkshire Hathaway, Inc., Class B (a).......................        185        449,550
Chubb Corp. ................................................    143,450      8,607,000
RenaissanceRe Holdings Ltd. (Bermuda).......................     22,700      1,033,304
Travelers Property Casualty Corp., Class A..................     20,900        332,310
Travelers Property Casualty Corp., Class B..................    118,803      1,873,523
                                                                          ------------
                                                                            24,930,832
                                                                          ------------
RAILROADS  0.6%
Burlington Northern Santa Fe Corp. .........................    128,200      3,646,008
                                                                          ------------

REGIONAL BANKS  1.1%
PNC Financial Services Group, Inc. .........................     69,500      3,392,295
SunTrust Banks, Inc. .......................................     48,000      2,848,320
                                                                          ------------
                                                                             6,240,615
                                                                          ------------
RESTAURANTS  1.9%
McDonald's Corp. ...........................................    502,500     11,085,150
                                                                          ------------

SEMICONDUCTOR EQUIPMENT  0.4%
Credence Systems Corp. (a)..................................    212,100      1,796,487
Novellus Systems, Inc. (a)..................................     15,700        574,950
                                                                          ------------
                                                                             2,371,437
                                                                          ------------
SEMICONDUCTORS  0.0%
Intel Corp. ................................................     13,300        276,427
                                                                          ------------

STEEL  0.6%
United States Steel Corp. ..................................    214,190      3,506,290
                                                                          ------------

 8                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
SYSTEMS SOFTWARE  0.5%
Check Point Software Technologies Ltd. (Israel) (a).........     51,400   $  1,004,870
Microsoft Corp. ............................................     70,260      1,799,359
                                                                          ------------
                                                                             2,804,229
                                                                          ------------
THRIFTS & MORTGAGE FINANCE  4.0%
Fannie Mae..................................................     46,700      3,149,448
Freddie Mac.................................................    377,440     19,162,629
Washington Mutual, Inc. ....................................     17,570        725,641
                                                                          ------------
                                                                            23,037,718
                                                                          ------------
TOBACCO  1.7%
Altria Group, Inc. .........................................    222,040     10,089,498
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  91.3%
  (Cost $493,070,273)..................................................    528,989,063
REPURCHASE AGREEMENT  9.1%
UBS Securities LLC ($52,873,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/03, to be sold on
  07/01/03 at $52,874,616) (Cost $52,873,000)..........................     52,873,000
                                                                          ------------

TOTAL INVESTMENTS  100.4%
  (Cost $545,943,273)..................................................    581,862,063
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)..........................     (2,486,697)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $579,375,366
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depositary Receipt

See Notes to Financial Statements                                              9

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $545,943,273).......................  $581,862,063
Cash........................................................       100,341
Receivables:
  Investments Sold..........................................     1,658,097
  Portfolio Shares Sold.....................................     1,410,733
  Dividends.................................................       925,165
  Interest..................................................         1,616
Other.......................................................        29,508
                                                              ------------
    Total Assets............................................   585,987,523
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,576,596
  Portfolio Shares Repurchased..............................       520,053
  Investment Advisory Fee...................................       277,440
  Distributor and Affiliates................................       157,739
Accrued Expenses............................................        43,821
Trustees' Deferred Compensation and Retirement Plans........        36,508
                                                              ------------
    Total Liabilities.......................................     6,612,157
                                                              ------------
NET ASSETS..................................................  $579,375,366
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $593,231,539
Net Unrealized Appreciation.................................    35,918,790
Accumulated Undistributed Net Investment Income.............     3,592,739
Accumulated Net Realized Loss...............................   (53,367,702)
                                                              ------------
NET ASSETS..................................................  $579,375,366
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $172,559,251 and
    16,952,879 shares of beneficial interest issued and
    outstanding)............................................  $      10.18
                                                              ============
  Class II Shares (Based on net assets of $406,816,115 and
    40,025,069 shares of beneficial interest issued and
    outstanding)............................................  $      10.16
                                                              ============

 10                                            See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $66,186).....  $  5,335,011
Interest....................................................       192,967
                                                              ------------
    Total Income............................................     5,527,978
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,369,663
Distribution (12b-1) and Service Fees.......................       394,552
Custody.....................................................        37,681
Trustees' Fees and Related Expenses.........................         8,538
Legal.......................................................         5,136
Other.......................................................        82,026
                                                              ------------
    Total Expenses..........................................     1,897,596
    Less Credits Earned on Cash Balances....................         2,597
                                                              ------------
    Net Expenses............................................     1,894,999
                                                              ------------
NET INVESTMENT INCOME.......................................  $  3,632,979
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (4,094,158)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (26,781,872)
  End of the Period.........................................    35,918,790
                                                              ------------
Net Unrealized Appreciation During the Period...............    62,700,662
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 58,606,504
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 62,239,483
                                                              ============

See Notes to Financial Statements                                             11

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  3,632,979        $  4,311,409
Net Realized Loss.....................................      (4,094,158)        (46,647,532)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      62,700,662         (23,860,148)
                                                          ------------        ------------
Change in Net Assets from Operations..................      62,239,483         (66,196,271)
                                                          ------------        ------------

Distributions from Net Investment Income:
  Class I Shares......................................      (1,589,043)           (649,657)
  Class II Shares.....................................      (2,727,309)           (703,946)
                                                          ------------        ------------
                                                            (4,316,352)         (1,353,603)
                                                          ------------        ------------

Distributions from Net Realized Gain:
  Class I Shares......................................             -0-            (736,173)
  Class II Shares.....................................             -0-          (1,288,182)
                                                          ------------        ------------
                                                                   -0-          (2,024,355)
                                                          ------------        ------------
Total Distributions...................................      (4,316,352)         (3,377,958)
                                                          ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      57,923,131         (69,574,229)
                                                          ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     161,759,383         335,088,567
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       4,316,352           3,377,958
Cost of Shares Repurchased............................     (49,797,293)        (60,785,141)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     116,278,442         277,681,384
                                                          ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................     174,201,573         208,107,155
NET ASSETS:
Beginning of the Period...............................     405,173,793         197,066,638
                                                          ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $3,592,739 and $4,276,112,
  respectively).......................................    $579,375,366        $405,173,793
                                                          ============        ============

 12                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                 APRIL 30, 1999
                                   SIX MONTHS                                     (COMMENCEMENT
                                     ENDED         YEAR ENDED DECEMBER 31,      OF OPERATIONS) TO
CLASS I SHARES                      JUNE 30,     ---------------------------      DECEMBER 31,
                                      2003        2002       2001      2000           1999
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $ 9.10      $ 11.42    $11.75    $ 9.31         $10.00
                                     ------      -------    ------    ------         ------
  Net Investment Income...........      .07          .10       .09       .14            .10
  Net Realized and Unrealized
    Gain/Loss.....................     1.12        (2.25)     (.38)     2.57           (.66)
                                     ------      -------    ------    ------         ------
Total from Investment
  Operations......................     1.19        (2.15)     (.29)     2.71           (.56)
                                     ------      -------    ------    ------         ------
Less:
  Distributions from Net
    Investment Income.............      .11          .08       -0-       .09            .13
  Distributions from Net Realized
    Gain..........................      -0-          .09       .04       .18            -0-
                                     ------      -------    ------    ------         ------
Total Distributions...............      .11          .17       .04       .27            .13
                                     ------      -------    ------    ------         ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $10.18      $  9.10    $11.42    $11.75         $ 9.31
                                     ======      =======    ======    ======         ======

Total Return*.....................   13.20%**    -19.25%    -2.46%    29.79%         -5.53%**
Net Assets at End of the Period
  (In millions)...................   $172.6      $ 128.0    $ 80.9    $ 16.7         $  1.6
Ratio of Expenses to Average Net
  Assets* (a).....................     .66%         .69%      .81%     1.01%           .95%
Ratio of Net Investment Income to
  Average Net Assets*.............    1.76%        1.57%     1.42%     2.49%          1.99%
Portfolio Turnover................      23%**        51%       50%       74%            42%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets (a)...............      N/A          N/A       N/A     2.20%         10.36%
   Ratio of Net Investment
     Income/Loss to Average Net
     Assets.......................      N/A          N/A       N/A     1.30%         (7.42%)

**  Non-Annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

N/A=Not Applicable

See Notes to Financial Statements                                             13

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX MONTHS       YEAR ENDED       SEPTEMBER 18, 2000
                                             ENDED         DECEMBER 31,        (COMMENCEMENT
CLASS II SHARES                             JUNE 30,     -----------------   OF OPERATIONS) TO
                                              2003        2002       2001    DECEMBER 31, 2000
                                           ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................   $ 9.07      $ 11.39    $11.75         $10.19
                                             ------      -------    ------         ------
  Net Investment Income...................      .06          .07       .10            .04
  Net Realized and Unrealized Gain/Loss...     1.11        (2.25)     (.42)          1.68
                                             ------      -------    ------         ------
Total from Investment Operations..........     1.17        (2.18)     (.32)          1.72
                                             ------      -------    ------         ------
Less:
  Distributions from Net Investment
    Income................................      .08          .05       -0-            .08
  Distributions from Net Realized Gain....      -0-          .09       .04            .08
                                             ------      -------    ------         ------
Total Distributions.......................      .08          .14       .04            .16
                                             ------      -------    ------         ------
NET ASSET VALUE, END OF THE PERIOD........   $10.16      $  9.07    $11.39         $11.75
                                             ======      =======    ======         ======

Total Return* (a).........................   13.07%**    -19.43%    -2.80%         17.07%**
Net Assets at End of the Period (In
  millions)...............................   $406.8      $ 277.2    $116.2         $ 10.1
Ratio of Expenses to Average Net
  Assets*.................................     .91%         .94%     1.04%          1.20%
Ratio of Net Investment Income to Average
  Net Assets*.............................    1.51%        1.35%     1.19%          2.14%
Portfolio Turnover........................      23%**        51%       50%            74%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets...............................      N/A          N/A       N/A          2.38%
   Ratio of Net Investment Income to
     Average Net Assets...................      N/A          N/A       N/A           .96%

**  Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

N/A=Not Applicable

 14                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $29,605,307, which will expire on December 31, 2010.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $554,633,911
                                                                ============
Gross tax unrealized appreciation...........................    $ 43,095,471
Gross tax unrealized depreciation...........................     (15,867,319)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 27,228,152
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2002 was as follows:

Distributions paid from:
  Ordinary income...........................................    $3,377,958
  Long-term capital gain....................................           -0-
                                                                ----------
                                                                $3,377,958
                                                                ==========

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $4,313,916

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2003, the Portfolio's custody fee was reduced by $2,597 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the six months ended June 30, 2003, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $5,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $12,300, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $7,200 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $24,010 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    For the six months ended June 30, 2003, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $21,225.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $179,053,408 and $414,178,131 for Classes I and II, respectively. For the six months ended June 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   5,683,565    $ 53,194,415
  Class II..................................................  11,585,177     108,564,968
                                                              ----------    ------------
Total Sales.................................................  17,268,742    $161,759,383
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................     179,960    $  1,589,043
  Class II..................................................     309,219       2,727,309
                                                              ----------    ------------
Total Dividend Reinvestment.................................     489,179    $  4,316,352
                                                              ==========    ============
Repurchases:
  Class I...................................................  (2,975,972)   $(27,884,516)
  Class II..................................................  (2,410,479)    (21,912,777)
                                                              ----------    ------------
Total Repurchases...........................................  (5,386,451)   $(49,797,293)
                                                              ==========    ============

    At December 31, 2002, capital aggregated $152,154,466 and $324,798,631 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   9,380,345    $ 93,471,102
  Class II..................................................  24,156,729     241,617,465
                                                              ----------    ------------
Total Sales.................................................  33,537,074    $335,088,567
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................     119,058    $  1,385,830
  Class II..................................................     171,292       1,992,128
                                                              ----------    ------------
Total Dividend Reinvestment.................................     290,350    $  3,377,958
                                                              ==========    ============
Repurchases:
  Class I...................................................  (2,512,450)   $(23,903,378)
  Class II..................................................  (3,991,027)    (36,881,763)
                                                              ----------    ------------
Total Repurchases...........................................  (6,503,477)   $(60,785,141)
                                                              ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $196,741,483 and $101,359,786, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to it's Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

 * Open to new investors for a limited time

** Closed to new investors.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

VAN KAMPEN LIFE INVESTMENT TRUST

COMSTOCK PORTFOLIO

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 LIT SAR COM 8/03
                                                 11625H03-AP-8/03

Item 1. Report to Shareholders


       Welcome, Policyholder

       In this update, you'll learn about how your portfolio performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please see the prospectus for more complete information on investment risks.

       The portfolio is being offered through a variable insurance contract

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

--------------------------------------------------------------------------------------
AVERAGE ANNUAL                                         CLASS I            CLASS II
TOTAL RETURNS                                       since 07/03/95     since 09/18/00

Since Inception                                         10.24%            -27.79%

5-year                                                   1.64                 --

1-year                                                  -6.24              -6.46

6-month                                                 13.41              13.28
--------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and portfolio shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Life Investment Trust--Emerging Growth Portfolio is managed by the adviser's Multi-Cap Growth team. Current members include(1) Gary Lewis, Managing Director; Dudley Brickhouse, Executive Director; Janet Luby, Executive Director; David Walker, Executive Director; Matthew Hart, Vice President; and Scott Miller, Associate. The following discussion reflects their views on the portfolio's performance.

Q. BEFORE YOU DISCUSS HOW THE PORTFOLIO PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A.     The stock market posted a strong gain for the six-month period, rising
       11.75 percent (as measured by the S&P 500 Index). We highlight several contributors to the market's recently renewed vigor:

        -- Investors perceived a more stabilized economic environment, and the conclusion of major combat in Iraq helped remove some of the market's uncertainty.

        -- In both January and April, more corporate earnings reports met, and in some cases beat, expectations--a marked change from the past few years.

        -- The Federal Reserve Board (the Fed) cut interest rates, providing further monetary stimulus.

        -- The federal government passed a fiscal stimulus bill, which was loaded with tax cuts and tax incentives for certain business expenditures.

        -- Business spending increased, with less restraint placed on corporate budgets.

Q.     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A.     The portfolio outperformed its benchmark index.

        -- Van Kampen LIT Emerging Growth Portfolio returned 13.41 percent for the six months ended June 30, 2003. Performance figures for Class I shares are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. There are no sales charges or additional expenses included at the portfolio level. Past performance is no guarantee of future results.

        -- The portfolio's benchmark index, the Russell 1000(R) Growth Index, returned 13.09 percent for the same period.

       See Performance Summary for additional information and index definitions.

(1)Team members may change at any time without notice.
 2

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The largest contributors to portfolio performance were clustered in the consumer-discretionary and health-care sectors.(2)

        -- Within the consumer-discretionary group, online auctioneer eBay and Internet retailer Amazon.com were standouts. The portfolio's top two performing stocks, eBay and Amazon.com, survived the dot-com bubble and have finally generated the revenue and margin growth we believed their business models were capable of producing. Internet portal Yahoo! was another strong holding in this group.

        -- Strong products and a favorable regulatory environment helped biotechnology companies show remarkable results during the period. Portfolio holdings Amgen and Gilead Sciences gained market share with successful new drugs, which sent their stock prices upward. Amgen develops drugs for cancer, anemia, and inflammatory disorders such as arthritis, and Gilead specializes in therapeutics for life-threatening diseases.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. We were disappointed with performances by Kraft Foods, Intuit, Verizon Communications, and Qualcomm.

        -- Kraft missed its earnings guidance in January because of higher-than-expected pension expenses, a weak business environment, and sluggish sales in Latin America. We did not expect the negative news,

TOP 10 HOLDINGS AS OF 6/30/03               TOP 10 INDUSTRIES AS OF 6/30/03
eBay                              4.8%      Biotechnology                     8.7%
Amgen                             3.9       Internet Retail                   8.7
Dell                              2.9       Semiconductors                    8.1
Cisco Systems                     2.8       Pharmaceuticals                   7.6
Boston Scientific                 2.4       Health Care Equipment             5.1
UnitedHealth Group                2.4       Managed Health Care               4.5
Amazon.com                        2.1       Communications Equipment          4.4
Intel                             2.1       Computer Hardware                 4.2
Gilead Sciences                   2.0       Oil & Gas Equipment & Services    3.8
Yahoo!                            2.0       Seystems Software                 3.4

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2)There is no guarantee that these stocks will continue to perform well or be held by the portfolio in the future.

            and subsequently sold the entire position within the next two days. Although the stock continued to trade lower after we sold it and then later rallied, Kraft's stock underperformed the market during the reporting period.

        -- We began trimming Intuit, a leading provider of consumer and small-business-accounting and tax-preparation software, in late January and early February on concerns that new security on their tax software may hurt sales. In mid-February, the company reported a good quarter and announced that sales were on plan. We stopped selling and the stock recovered, but we did not buy any additional shares for the portfolio. Then in late March, Intuit pre-announced its quarterly sales would be light of expectations, contrary to the mid-February guidance. This was a surprise announcement, and we sold the rest of the fund's position on the news. Although the holding was a third of the size it had been in January, it still took a toll on the portfolio's performance.

        -- We also sold the portfolio's position in wireless-communications service provider Verizon. The company's more aggressive marketing campaign did not generate the rise in earnings we had expected.

        -- Qualcomm suffered from weak demand for its code division multiple access (CDMA) chip technology, a component of wireless handsets. The onset of the SARS virus in Asia hurt handset sales, and investors' fears of market-share loss drove down Qualcomm's stock price. Although we felt that the concerns relating to SARS were transitory, we took advantage of strength in the stock later in the reporting period to eliminate the portfolio's position. We saw more data suggesting that chipset sales were continuing to underperform expectations.

Q.     PLEASE HIGHLIGHT SIGNIFICANT INVESTMENTS IN THE PORTFOLIO.

A. Biotechnology and semiconductors were among the portfolio's largest industry weightings. (Keep in mind that industry weightings are a result of many individual stock picks. Large industry weightings reflect areas where we have found many stocks that meet our rising earnings expectations, rising valuations criteria.) During the period, we saw earnings expectations rising across many technology industries as company managements seemed increasingly upbeat about their companies' prospects going forward. Internet company eBay was the portfolio's largest stock holding.

        -- BIOTECHNOLOGY. Generally speaking, biotech companies have been more successful in securing FDA approvals for their new drugs than the large pharmaceutical companies. Biotech companies have raised substantial capital, helping to fund their growing product pipelines.

        -- SEMICONDUCTORS. The performance of semiconductor companies has historically been strongly tied to economic recoveries, and once again investors anticipating this event bid semiconductor stocks higher. However, we were more attracted to a spur in demand for the chips, driven by increases in corporate spending.

        -- EBAY. We found eBay's stock attractive for several reasons. Already a dominant player in its space, eBay successfully entered into new markets and expanded globally. Furthermore, eBay's management team invested in the company's infrastructure, which has in turn fostered bottom-line growth.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE PORTFOLIO, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. Our goal remains to seek out the companies that have what we believe to be the best growth prospects. The portfolio's strategy has been in place for decades, and despite difficult market conditions in the past, our commitment to the portfolio's strategy has not been deterred.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  94.9%
AIR FREIGHT & COURIERS  0.7%
United Parcel Service, Inc., Class B........................   45,000   $  2,866,500
                                                                        ------------

APPAREL & ACCESSORIES  0.7%
Coach, Inc. (a).............................................   60,000      2,984,400
                                                                        ------------

APPAREL RETAIL  1.2%
Gap, Inc. ..................................................  265,000      4,971,400
                                                                        ------------
APPLICATION SOFTWARE  2.4%
Mercury Interactive Corp. (a)...............................   85,000      3,281,850
SAP AG--ADR (Germany).......................................   88,500      2,585,970
Synopsys, Inc. (a)..........................................   60,000      3,711,000
                                                                        ------------
                                                                           9,578,820
                                                                        ------------
BIOTECHNOLOGY  8.3%
Amgen, Inc. (a).............................................  225,000     14,949,000
Genentech, Inc. (a).........................................   90,000      6,490,800
Gilead Sciences, Inc. (a)...................................  140,000      7,781,200
MedImmune, Inc. (a).........................................  120,000      4,364,400
                                                                        ------------
                                                                          33,585,400
                                                                        ------------
BROADCASTING & CABLE TV  1.4%
EchoStar Communications Corp., Class A (a)..................  165,000      5,712,300
                                                                        ------------

CASINOS & GAMING  1.5%
International Game Technology...............................   60,000      6,139,800
                                                                        ------------

COMMUNICATIONS EQUIPMENT  4.2%
Cisco Systems, Inc. (a).....................................  650,000     10,848,500
Corning, Inc. (a)...........................................  420,000      3,103,800
Foundry Networks, Inc. (a)..................................   40,000        576,000
Juniper Networks, Inc. (a)..................................  205,000      2,535,850
                                                                        ------------
                                                                          17,064,150
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.8%
Best Buy Co., Inc. (a)......................................  165,000      7,246,800
                                                                        ------------
COMPUTER HARDWARE  4.0%
Dell Computer Corp. (a).....................................  350,000     11,186,000
Hewlett-Packard Co. ........................................  235,000      5,005,500
                                                                        ------------
                                                                          16,191,500
                                                                        ------------

 6                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMPUTER STORAGE & PERIPHERALS  1.7%
EMC Corp. (a)...............................................  465,000   $  4,868,550
Lexmark International, Inc., Class A (a)....................   30,000      2,123,100
                                                                        ------------
                                                                           6,991,650
                                                                        ------------
CONSTRUCTION & FARM MACHINERY  1.0%
Paccar, Inc. ...............................................   60,000      4,053,600
                                                                        ------------

CONSUMER FINANCE  2.8%
American Express Co. .......................................  140,000      5,853,400
Capital One Financial Corp. ................................   90,000      4,426,200
SLM Corp. ..................................................   30,000      1,175,100
                                                                        ------------
                                                                          11,454,700
                                                                        ------------
DEPARTMENT STORES  0.3%
Federated Department Stores, Inc. ..........................   30,000      1,105,500
                                                                        ------------

DIVERSIFIED BANKS  0.6%
Bank of America Corp. ......................................   30,000      2,370,900
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  1.3%
Apollo Group, Inc., Class A (a).............................   87,500      5,404,000
                                                                        ------------

HEALTH CARE DISTRIBUTORS  0.7%
AmerisourceBergen Corp. ....................................   40,000      2,774,000
                                                                        ------------

HEALTH CARE EQUIPMENT  4.8%
Boston Scientific Corp. (a).................................  150,000      9,165,000
Medtronic, Inc. ............................................   90,000      4,317,300
St. Jude Medical, Inc. (a)..................................  105,000      6,037,500
                                                                        ------------
                                                                          19,519,800
                                                                        ------------
HOME ENTERTAINMENT SOFTWARE  1.7%
Electronic Arts, Inc. (a)...................................   90,000      6,659,100
                                                                        ------------

HOME IMPROVEMENT RETAIL  2.4%
Home Depot, Inc. ...........................................  175,000      5,796,000
Lowe's Co., Inc. ...........................................   90,000      3,865,500
                                                                        ------------
                                                                           9,661,500
                                                                        ------------
HYPERMARKETS & SUPER CENTERS  1.1%
Costco Wholesale Corp. (a)..................................   60,000      2,196,000
Wal-Mart Stores, Inc. ......................................   45,000      2,415,150
                                                                        ------------
                                                                           4,611,150
                                                                        ------------
INDUSTRIAL CONGLOMERATES  1.2%
General Electric Co. .......................................  175,000      5,019,000
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.5%
Amdocs Ltd. (Guernsey) (a)..................................   90,000      2,160,000
                                                                        ------------

See Notes to Financial Statements                                              7

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INTERNET RETAIL  8.3%
Amazon.com, Inc. (a)........................................  225,000   $  8,210,250
eBay, Inc. (a)..............................................  175,000     18,231,500
InterActiveCorp (a).........................................  175,000      6,924,750
                                                                        ------------
                                                                          33,366,500
                                                                        ------------
INTERNET SOFTWARE & SERVICES  1.9%
Yahoo!, Inc. (a)............................................  235,000      7,698,600
                                                                        ------------

INVESTMENT BANKING & BROKERAGE  1.5%
Goldman Sachs Group, Inc. ..................................   35,000      2,931,250
Lehman Brothers Holdings, Inc. .............................   45,000      2,991,600
                                                                        ------------
                                                                           5,922,850
                                                                        ------------
MANAGED HEALTH CARE  4.3%
Aetna, Inc. ................................................   90,000      5,418,000
Anthem, Inc. (a)............................................   35,000      2,700,250
UnitedHealth Group, Inc. ...................................  182,000      9,145,500
                                                                        ------------
                                                                          17,263,750
                                                                        ------------
MOVIES & ENTERTAINMENT  1.6%
Viacom, Inc., Class B (a)...................................  150,000      6,549,000
                                                                        ------------

OIL & GAS DRILLING  0.6%
Nabors Industries Ltd. (Barbados) (a).......................   60,000      2,373,000
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  3.6%
BJ Services Co. (a).........................................  115,000      4,296,400
Schlumberger Ltd. ..........................................   60,000      2,854,200
Smith International, Inc. (a)...............................  130,000      4,776,200
Weatherford International Ltd. (a)..........................   60,000      2,514,000
                                                                        ------------
                                                                          14,440,800
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  1.2%
Burlington Resources, Inc. .................................   90,000      4,866,300
                                                                        ------------

PERSONAL PRODUCTS  0.7%
Avon Products, Inc. ........................................   45,000      2,799,000
                                                                        ------------

PHARMACEUTICALS  7.2%
Biovail Corp. (Canada) (a)..................................   90,000      4,235,400
Eli Lilly & Co. ............................................   60,000      4,138,200
Forest Laboratories, Inc. (a)...............................   60,000      3,285,000
Pfizer, Inc. ...............................................  205,000      7,000,750
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........  110,000      6,262,300
Wyeth, Inc. ................................................   90,000      4,099,500
                                                                        ------------
                                                                          29,021,150
                                                                        ------------
RESTAURANTS  1.0%
McDonald's Corp. ...........................................  180,000      3,970,800
                                                                        ------------

 8                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTOR EQUIPMENT  1.5%
KLA-Tencor Corp. (a)........................................  130,000   $  6,043,700
                                                                        ------------

SEMICONDUCTORS  7.7%
Altera Corp. (a)............................................  205,000      3,362,000
Analog Devices, Inc. (a)....................................  145,000      5,048,900
Broadcom Corp., Class A (a).................................  175,000      4,359,250
Intel Corp. ................................................  380,000      7,897,920
Intersil Corp. (a)..........................................   30,000        798,300
Linear Technology Corp. ....................................   90,000      2,898,900
QLogic Corp. (a)............................................   60,000      2,899,800
Xilinx, Inc. (a)............................................  150,000      3,796,500
                                                                        ------------
                                                                          31,061,570
                                                                        ------------
SPECIALTY STORES  1.0%
Bed Bath & Beyond, Inc. (a).................................  105,000      4,075,050
                                                                        ------------

SYSTEMS SOFTWARE  3.2%
Adobe Systems, Inc. ........................................   60,000      1,924,200
Microsoft Corp. ............................................  120,000      3,073,200
Oracle Corp. (a)............................................  170,000      2,043,400
VERITAS Software Corp. (a)..................................  205,000      5,877,350
                                                                        ------------
                                                                          12,918,150
                                                                        ------------
THRIFTS & MORTGAGE FINANCE  1.7%
Countrywide Financial Corp. ................................   50,000      3,478,500
Washington Mutual, Inc. ....................................   85,000      3,510,500
                                                                        ------------
                                                                           6,989,000
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  1.6%
Nextel Communications, Inc., Class A (a)....................  365,000      6,599,200
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  94.9%
  (Cost $317,595,235)................................................    384,084,390
REPURCHASE AGREEMENT  5.4%
UBS Securities LLC ($21,642,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/03, to be sold on
  07/01/03 at $21,642,661) (Cost $21,642,000)........................     21,642,000
                                                                        ------------

TOTAL INVESTMENTS  100.3%
  (Cost $339,237,235)................................................    405,726,390
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)........................     (1,098,261)
                                                                        ------------

NET ASSETS  100.0%...................................................   $404,628,129
                                                                        ============

See Notes to Financial Statements                                              9

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depositary Receipt

 10                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $339,237,235).......................  $ 405,726,390
Cash........................................................        178,959
Receivables:
  Investments Sold..........................................      7,511,037
  Portfolio Shares Sold.....................................        902,058
  Dividends.................................................        109,037
  Interest..................................................          4,670
Other.......................................................         65,066
                                                              -------------
    Total Assets............................................    414,497,217
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      9,149,572
  Investment Advisory Fee...................................        234,000
  Portfolio Shares Repurchased..............................        209,403
  Distributor and Affiliates................................         67,512
Accrued Expenses............................................        121,560
Trustees' Deferred Compensation and Retirement Plans........         87,041
                                                              -------------
    Total Liabilities.......................................      9,869,088
                                                              -------------
NET ASSETS..................................................  $ 404,628,129
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 798,047,170
Net Unrealized Appreciation.................................     66,489,155
Accumulated Net Investment Loss.............................       (776,160)
Accumulated Net Realized Loss...............................   (459,132,036)
                                                              -------------
NET ASSETS..................................................  $ 404,628,129
                                                              =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $244,375,721 and
    11,284,985 shares of beneficial interest issued and
    outstanding)............................................  $       21.65
                                                              =============
  Class II Shares (Based on net assets of $160,252,408 and
    7,424,631 shares of beneficial interest issued and
    outstanding)............................................  $       21.58
                                                              =============

See Notes to Financial Statements                                             11

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,335)......  $    771,432
Interest....................................................       154,412
                                                              ------------
    Total Income............................................       925,844
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,273,922
Distribution (12b-1) and Service Fees.......................       169,343
Custody.....................................................        27,464
Trustees' Fees and Related Expenses.........................        10,262
Legal.......................................................         9,257
Other.......................................................       116,276
                                                              ------------
    Total Expenses..........................................     1,606,524
    Less Credits Earned on Cash Balances....................            96
                                                              ------------
    Net Expenses............................................     1,606,428
                                                              ------------
NET INVESTMENT LOSS.........................................  $   (680,584)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(13,876,233)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     5,242,891
  End of the Period.........................................    66,489,155
                                                              ------------
Net Unrealized Appreciation During the Period...............    61,246,264
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 47,370,031
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 46,689,447
                                                              ============

 12                                            See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................    $   (680,584)       $  (1,001,376)
Net Realized Loss.....................................     (13,876,233)        (140,151,242)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      61,246,264          (34,588,455)
                                                          ------------        -------------
Change in Net Assets from Operations..................      46,689,447         (175,741,073)
                                                          ------------        -------------

Distributions from Net Investment Income:
  Class I Shares......................................             -0-           (1,109,643)
  Class II Shares.....................................             -0-              (63,743)
                                                          ------------        -------------
Total Distributions...................................             -0-           (1,173,386)
                                                          ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      46,689,447         (176,914,459)
                                                          ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      54,179,228          162,109,483
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................             -0-            1,173,386
Cost of Shares Repurchased............................     (49,628,994)        (152,920,570)
                                                          ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       4,550,234           10,362,299
                                                          ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................      51,239,681         (166,552,160)
NET ASSETS:
Beginning of the Period...............................     353,388,448          519,940,608
                                                          ------------        -------------
End of the Period (Including accumulated net
  investment loss of $776,160 and $95,576,
  respectively).......................................    $404,628,129        $ 353,388,448
                                                          ============        =============

See Notes to Financial Statements                                             13

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                JUNE 30,    -----------------------------------------------
                              2003 (a)    2002 (a)    2001      2000      1999      1998
                             ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $19.09     $ 28.36    $ 41.44   $ 46.22   $ 22.62   $16.45
                               ------     -------    -------   -------   -------   ------
  Net Investment
    Income/Loss.............     (.03)       (.04)       .08       .04      (.01)    (.01)
  Net Realized and
    Unrealized Gain/Loss....     2.59       (9.15)    (13.13)    (4.67)    23.61     6.19
                               ------     -------    -------   -------   -------   ------
Total from Investment
  Operations................     2.56       (9.19)    (13.05)    (4.63)    23.60     6.18
                               ------     -------    -------   -------   -------   ------
Less:
  Distributions from Net
    Investment Income.......      -0-         .08        .03       -0-       -0-      .01
  Distributions from Net
    Realized Gain...........      -0-         -0-        -0-       .15       -0-      -0-
                               ------     -------    -------   -------   -------   ------
Total Distributions.........      -0-         .08        .03       .15       -0-      .01
                               ------     -------    -------   -------   -------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $21.65     $ 19.09    $ 28.36   $ 41.44   $ 46.22   $22.62
                               ======     =======    =======   =======   =======   ======

Total Return*...............   13.41%**   -32.48%    -31.49%   -10.15%   104.38%   37.56%
Net Assets at End of the
  Period (In millions)......   $244.4     $ 229.3    $ 398.4   $ 602.6   $ 263.5   $ 33.4
Ratio of Expenses to Average
  Net Assets*...............     .79%        .78%       .76%      .75%      .85%     .85%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*...................    (.28%)      (.15%)      .26%      .09%     (.17%)   (.23%)
Portfolio Turnover..........      91%**      234%       174%      108%       96%      91%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.....      N/A         N/A        N/A       N/A      .88%    1.23%
   Ratio of Net Investment
     Loss to Average Net
     Assets.................      N/A         N/A        N/A       N/A     (.20%)   (.61%)

**  Non-Annualized

(a) Based on average shares outstanding.

N/A=Not Applicable.

 14                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           SEPTEMBER 18, 2000
                                        SIX MONTHS       YEAR ENDED          (COMMENCEMENT
                                          ENDED         DECEMBER 31,         OF INVESTMENT
CLASS II SHARES                          JUNE 30,    -------------------     OPERATIONS) TO
                                         2003 (a)    2002 (a)     2001     DECEMBER 31, 2000
                                        -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $19.05     $ 28.30     $ 41.41        $ 53.39
                                          ------     -------     -------        -------
  Net Investment Income/Loss...........     (.05)       (.09)       (.03)           .01
  Net Realized and Unrealized
    Gain/Loss..........................     2.58       (9.15)     (13.08)        (11.99)
                                          ------     -------     -------        -------
Total from Investment Operations.......     2.53       (9.24)     (13.11)        (11.98)
Less Distributions from Net Investment
  Income...............................      -0-         .01         -0-            -0-
                                          ------     -------     -------        -------
NET ASSET VALUE, END OF THE PERIOD.....   $21.58     $ 19.05     $ 28.30        $ 41.41
                                          ======     =======     =======        =======

Total Return (b).......................   13.28%*    -32.65%     -31.66%        -22.44%*
Net Assets at End of the Period (In
  millions)............................   $160.3     $ 124.1     $ 121.6        $  51.5
   Ratio of Expenses to Average Net
     Assets............................    1.04%       1.03%       1.01%          1.00%
   Ratio of Net Investment Income/Loss
     to Average Net Assets.............    (.53%)      (.40%)      (.10%)          .16%
Portfolio Turnover.....................      91%*       234%        174%           108%*

*   Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements                                             15

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $428,674,964 which will expire between December 31, 2008 and 2010.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $341,973,841
                                                                ============
Gross tax unrealized appreciation...........................      66,547,965
Gross tax unrealized depreciation...........................      (2,795,416)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 63,752,549
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2002 was as follows:

                                                                 2002
  Distributions paid from:
    Ordinary income.........................................  $1,173,386
    Long-term capital gain..................................         -0-
                                                              ----------
                                                              $1,173,386
                                                              ==========

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2003, the Portfolio's custody fee was reduced by $96 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .70%
Next $500 million...........................................       .65%
Over $1 billion.............................................       .60%

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II, respectively. For the six months ended June 30, 2003, the Advisor did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $9,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $15,700, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $9,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $48,839 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2003, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $15,400.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $568,637,178 and $229,409,992 for Classes I and II, respectively. For the six months ended June 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   1,242,833    $ 24,858,033
  Class II..................................................   1,460,305      29,321,195
                                                              ----------    ------------
Total Sales.................................................   2,703,138    $ 54,179,228
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................         -0-    $        -0-
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Dividend Reinvestment.................................         -0-    $        -0-
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,971,730)   $(38,850,097)
  Class II..................................................    (551,403)    (10,778,897)
                                                              ----------    ------------
Total Repurchases...........................................  (2,523,133)   $(49,628,994)
                                                              ==========    ============

    At December 31, 2002, capital aggregated $582,629,242 and $210,867,694 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class I...................................................   3,386,765    $  83,792,726
  Class II..................................................   3,262,703       78,316,757
                                                              ----------    -------------
Total Sales.................................................   6,649,468    $ 162,109,483
                                                              ==========    =============
Dividend Reinvestment:
  Class I...................................................      41,429    $   1,109,643
  Class II..................................................       2,378           63,743
                                                              ----------    -------------
Total Dividend Reinvestment.................................      43,807    $   1,173,386
                                                              ==========    =============
Repurchases:
  Class I...................................................  (5,463,729)   $(129,385,371)
  Class II..................................................  (1,045,355)     (23,535,199)
                                                              ----------    -------------
Total Repurchases...........................................  (6,509,084)   $(152,920,570)
                                                              ==========    =============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $328,659,020 and $309,495,101, respectively.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
EMERGING GROWTH PORTFOLIO

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J. KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                           Van Kampen Funds Inc.
                                           1 Parkview Plaza, P.O. Box 5555
                                           Oakbrook Terrace, IL 60181-5555
                                           www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                           Copyright (C)2003 Van Kampen Funds
                                           Inc. All rights reserved.
                                           Member NASD/SIPC.
                                           LIT SAR EMG 8/03 11627H03-AP-8/03

Item 1. Report to Shareholders

       Welcome, Policyholder

       In this update, you'll learn about how your portfolio performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please see the prospectus for more complete information on investment risks.

       The portfolio is being offered through a variable insurance contract.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

-------------------------------------------------------------------------------------
AVERAGE ANNUAL                                          CLASS I           CLASS II
TOTAL RETURNS                                        since 04/07/86    since 07/24/00

Since Inception                                           7.34%           -21.52%

10-year                                                   6.67                --

5-year                                                   -6.66                --

1-year                                                   -4.20             -4.43

6-month                                                  10.34             10.26
-------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and portfolio shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization growth stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Life Investment Trust--Enterprise Portfolio is managed by the adviser's Multi-Cap Growth team. Current members include(1) Jeff D. New, Managing Director; Mike Davis, Executive Director; Mary Jayne Maly, Executive Director; and Sean Conner, Vice President. This discussion reflects the team's views on the portfolio's performance.

Q. BEFORE YOU DISCUSS HOW THE PORTFOLIO PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Although stocks experienced slightly negative performance during the first quarter of 2003, they did extremely well during the second quarter.

        -- In the first few months of the year, stock investors were concerned about an impending war, mixed economic data and worse-than-anticipated corporate earnings reports.

        -- The end of major combat operations in Iraq boosted consumer confidence and led investors to return to the stock market--focusing especially on higher-risk, higher-growth names.

        -- In the second quarter of 2003, the Standard & Poor's (S&P) 500 Index realized a 15 percent gain--its best quarterly return in five years.

        -- Despite stocks' strong performance and interest rates at 45-year lows, we still believed the economic picture, although moderately improving, was uncertain and that considerable investment risks were still present.

Q.     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The portfolio underperformed its benchmarks, the Russell 1000(R) Growth Index and the S&P 500 Index.

        -- Van Kampen LIT Enterprise Portfolio returned 10.34 percent for the six months that ended June 30, 2003. Performance figures are for Class I shares unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account level. Past performance is no guarantee of future results.

        -- The portfolio's benchmarks, the Russell 1000(R) Growth Index and the S&P 500 Index, returned 13.09 and 11.75 percent, respectively.

       See Performance Summary page for additional information and index definitions.

(1)Team members may change at any time without notice.
 2

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. Poor stock selection in the consumer-discretionary, technology and industrial sectors were the most significant negative factors affecting the portfolio's results:

        -- Consumer-discretionary stock Jones Apparel Group, a designer and retailer of women's apparel, dragged down results. Jones's stock suffered from a dispute over its licensing agreement with Polo Ralph Lauren.

        -- In the technology sector, we generally favored established companies with strong financial statements. This included software giant Microsoft, whose stock went up during the period but not nearly as much as more-speculative technology names with weaker fundamentals--names we de-emphasized in the portfolio. Although this stance hurt recent performance, we took it because we continued to have questions about the strength of the market recovery.

        -- Tyco International, a conglomerate with a diverse business line, provided the biggest negative impact on portfolio results in the industrial sector.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The portfolio benefited from strong stock selection in the health-care and financial sectors as well as a timely decision to de-emphasize consumer staples stocks:(2)

        -- Biotechnology companies, including Gilead Sciences and Amgen, were among the portfolio's most successful health-care investments. The biotech sector benefited from an increasingly favorable environment,

TOP 10 HOLDINGS AS OF 6/30/03               TOP 10 INDUSTRIES AS OF 6/30/03
Microsoft                         4.0%      Pharmaceuticals                   11.5%
General Electric                  3.3       Systems Software                   5.8
Pfizer                            3.0       Communications Equipment           5.1
Cisco Systems                     2.6       Computer Hardware                  4.8
Dell Computer                     1.8       Biotechnology                      4.5
Hewlett-Packard                   1.7       Semiconductors                     4.0
Citigroup                         1.7       Industrial Conglomerates           3.3
Amgen                             1.6       Diversified Banks                  3.0
Wal-Mart Stores                   1.6       Managed Health Care                3.0
Best Buy                          1.5       Movies & Entertainment             2.6

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2)There is no guarantee that these stocks will continue to perform well or be held by the portfolio in the future.

            thanks in part to improved responsiveness from the Food and Drug Administration. Faster response times from the FDA enabled promising products to be approved more quickly.

        -- Many of the portfolio's financial holdings performed well, especially those whose earnings have some positive correlation to an improvement in the stock market. Among the diversified financial-services companies that helped the portfolio were J.P. Morgan Chase, Citigroup, and Bank of America.

        -- De-emphasizing consumer staples also added to performance. During an environment in which the stock market rapidly gained ground, many investors were reluctant to own slow-but-steady growers.

Q.     PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. As of June 30, 2003, the portfolio's three largest positions were in Microsoft, General Electric and Pfizer:(2)

        -- We were attracted to Microsoft's high percentage of recurring revenues, its very strong competitive position, and its substantial cash position, which gives the company considerable flexibility compared to its competitors.

        -- General Electric shares benefited from the company's decision to sell non-core assets and focus on their primary businesses. However, we continued to closely monitor GE's future earnings potential.

        -- We believed Pfizer's recent merger with Pharmacia was a positive development. We also thought the company was less susceptible than its competitors to pricing pressure from generic drug makers.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE PORTFOLIO, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. Markets are unpredictable, a fact borne out by stocks' recent down-and-up performance. We continue to take a long-term view of investing, however, and are focusing on the same investment strategy we follow in all types of market environments. We will continue to monitor the economy and stock market. Whatever happens next, we encourage our shareholders to look past day-to-day changes in stock prices and focus on their investments' long-term results.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  97.9%
ADVERTISING  0.4%
Univision Communications, Inc., Class A (a).................   20,000   $    608,000
                                                                        ------------

AIR FREIGHT & COURIERS  0.3%
United Parcel Service, Inc., Class B........................    7,000        445,900
                                                                        ------------
APPAREL & ACCESSORIES  1.3%
Coach, Inc. (a).............................................   26,000      1,293,240
Liz Claiborne, Inc. ........................................   14,000        493,500
                                                                        ------------
                                                                           1,786,740
                                                                        ------------
APPAREL RETAIL  0.9%
Gap, Inc. ..................................................   66,000      1,238,160
                                                                        ------------

APPLICATION SOFTWARE  0.7%
SAP AG--ADR (Germany).......................................   36,000      1,051,920
                                                                        ------------

BIOTECHNOLOGY  4.4%
Amgen, Inc. (a).............................................   33,200      2,205,808
Biogen, Inc. (a)............................................   16,000        608,000
Genentech, Inc. (a).........................................   23,000      1,658,760
Gilead Sciences, Inc. (a)...................................   20,000      1,111,600
IDEC Pharmaceuticals Corp. (a)..............................   18,000        612,000
                                                                        ------------
                                                                           6,196,168
                                                                        ------------
BREWERS  1.0%
Anheuser-Busch Cos., Inc. ..................................   26,600      1,357,930
                                                                        ------------
BROADCASTING & CABLE TV  1.4%
Clear Channel Communications, Inc. (a)......................   13,000        551,070
Comcast Corp., Class A (a)..................................   16,000        482,880
E.W. Scripps Co., Class A...................................   11,000        975,920
                                                                        ------------
                                                                           2,009,870
                                                                        ------------
CASINOS & GAMING  0.7%
International Game Technology...............................    9,000        920,970
                                                                        ------------

COMMUNICATIONS EQUIPMENT  4.9%
Cisco Systems, Inc. (a).....................................  218,800      3,651,772
Comverse Technology, Inc. (a)...............................   43,000        646,290
Extreme Networks, Inc. (a)..................................   81,000        429,300
Foundry Networks, Inc. (a)..................................   30,000        432,000

See Notes to Financial Statements                                              5

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Nokia Corp.--ADR (Finland)..................................   29,000   $    476,470
Nortel Networks Corp. (Canada) (a)..........................  164,000        442,800
UTStarcom, Inc. (a).........................................   25,000        889,250
                                                                        ------------
                                                                           6,967,882
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.4%
Best Buy Co., Inc. (a)......................................   46,000      2,020,320
                                                                        ------------

COMPUTER HARDWARE  4.7%
Dell Computer Corp. (a).....................................   76,900      2,457,724
Hewlett-Packard Co. ........................................  112,000      2,385,600
International Business Machines Corp. ......................   21,300      1,757,250
                                                                        ------------
                                                                           6,600,574
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  0.9%
EMC Corp. (a)...............................................   46,000        481,620
Lexmark International, Inc., Class A (a)....................   11,000        778,470
                                                                        ------------
                                                                           1,260,090
                                                                        ------------
CONSUMER FINANCE  1.6%
American Express Co. .......................................   18,650        779,757
Capital One Financial Corp. ................................   10,000        491,800
MBNA Corp. .................................................   21,000        437,640
SLM Corp. ..................................................   15,000        587,550
                                                                        ------------
                                                                           2,296,747
                                                                        ------------
DATA PROCESSING & OUTSOURCING SERVICES  1.6%
First Data Corp. ...........................................   43,000      1,781,920
Fiserv, Inc. (a)............................................   12,000        427,320
                                                                        ------------
                                                                           2,209,240
                                                                        ------------
DIVERSIFIED BANKS  2.9%
AmSouth Bancorp.............................................   35,000        764,400
Bank of America Corp. ......................................   18,781      1,484,262
FleetBoston Financial Corp. ................................   24,000        713,040
Wachovia Corp. .............................................   11,000        439,560
Wells Fargo & Co. ..........................................   15,000        756,000
                                                                        ------------
                                                                           4,157,262
                                                                        ------------
DIVERSIFIED CAPITAL MARKETS  0.7%
J.P. Morgan Chase & Co. ....................................   29,150        996,347
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  0.7%
Apollo Group, Inc., Class A (a).............................    9,000        555,840
Equifax, Inc. ..............................................   16,000        416,000
                                                                        ------------
                                                                             971,840
                                                                        ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.4%
Celestica, Inc. (Canada) (a)................................   33,400        526,384
                                                                        ------------

 6                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRONIC MANUFACTURING SERVICES  0.4%
Flextronics International Ltd. (Singapore) (a)..............   48,000   $    498,720
                                                                        ------------

FOOTWEAR  0.6%
Reebok International Ltd. (a)...............................   26,000        874,380
                                                                        ------------

GENERAL MERCHANDISE STORES  0.6%
Dollar General Corp. .......................................   46,000        839,960
                                                                        ------------

HEALTH CARE DISTRIBUTORS  0.5%
McKesson Corp. .............................................   21,000        750,540
                                                                        ------------

HEALTH CARE EQUIPMENT  2.5%
Alcon, Inc. (Switzerland) (a)...............................   16,700        763,190
Boston Scientific Corp. (a).................................   16,000        977,600
St. Jude Medical, Inc. (a)..................................   14,000        805,000
Zimmer Holdings, Inc. (a)...................................   23,000      1,036,150
                                                                        ------------
                                                                           3,581,940
                                                                        ------------
HEALTH CARE SERVICES  0.7%
Caremark Rx, Inc. (a).......................................   39,000      1,001,520
                                                                        ------------

HOME ENTERTAINMENT SOFTWARE  0.7%
Electronic Arts, Inc. (a)...................................   14,000      1,035,860
                                                                        ------------

HOME IMPROVEMENT RETAIL  2.0%
Home Depot, Inc. ...........................................   44,000      1,457,280
Lowe's Cos., Inc. ..........................................   31,000      1,331,450
                                                                        ------------
                                                                           2,788,730
                                                                        ------------
HOTELS  0.5%
Starwood Hotels & Resorts Worldwide, Inc. ..................   25,000        714,750
                                                                        ------------

HOUSEHOLD PRODUCTS  0.8%
Procter & Gamble Co. .......................................   12,100      1,079,078
                                                                        ------------

HYPERMARKETS & SUPER CENTERS  1.5%
Wal-Mart Stores, Inc. ......................................   40,500      2,173,635
                                                                        ------------

INDUSTRIAL CONGLOMERATES  3.2%
General Electric Co. .......................................  158,400      4,542,912
                                                                        ------------

INDUSTRIAL MACHINERY  2.0%
Danaher Corp. ..............................................   17,000      1,156,850
Eaton Corp. ................................................   10,000        786,100
Ingersoll-Rand Co., Class A (Bermuda).......................   17,000        804,440
                                                                        ------------
                                                                           2,747,390
                                                                        ------------

See Notes to Financial Statements                                              7

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INSURANCE BROKERS  0.4%
Marsh & McLennan Cos., Inc. ................................   11,000   $    561,770
                                                                        ------------

INTEGRATED OIL & GAS  1.3%
ConocoPhillips..............................................   15,665        858,442
Exxon Mobil Corp. ..........................................   26,144        938,831
                                                                        ------------
                                                                           1,797,273
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Amdocs Ltd. (Guernsey) (a)..................................   42,000      1,008,000
                                                                        ------------

INTERNET SOFTWARE & SERVICES  1.0%
Yahoo!, Inc. (a)............................................   42,000      1,375,920
                                                                        ------------

INVESTMENT BANKING & BROKERAGE  1.3%
Bear Stearns Cos., Inc. ....................................    9,000        651,780
Lehman Brothers Holdings, Inc. .............................    9,000        598,320
Merrill Lynch & Co., Inc. ..................................   11,400        532,152
                                                                        ------------
                                                                           1,782,252
                                                                        ------------
IT CONSULTING & OTHER SERVICES  1.2%
Affiliated Computer Services, Inc., Class A (a).............   38,000      1,737,740
                                                                        ------------

MANAGED HEALTH CARE  2.9%
Aetna, Inc. ................................................   14,000        842,800
Anthem, Inc. (a)............................................   21,000      1,620,150
UnitedHealth Group, Inc. ...................................   17,000        854,250
WellPoint Health Networks, Inc. (a).........................    9,500        800,850
                                                                        ------------
                                                                           4,118,050
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.5%
Harley-Davidson, Inc. ......................................   16,000        637,760
                                                                        ------------

MOVIES & ENTERTAINMENT  2.5%
AOL Time Warner, Inc. (a)...................................  102,000      1,641,180
Fox Entertainment Group, Inc., Class A (a)..................   22,000        633,160
Viacom, Inc., Class B (a)...................................   30,000      1,309,800
                                                                        ------------
                                                                           3,584,140
                                                                        ------------
MULTI-LINE INSURANCE  0.9%
American International Group, Inc. .........................   23,708      1,308,207
                                                                        ------------

OIL & GAS DRILLING  0.7%
National-Oilwell, Inc. (a)..................................   25,000        550,000
Transocean, Inc. (a)........................................   22,000        483,340
                                                                        ------------
                                                                           1,033,340
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  2.2%
Baker Hughes, Inc. .........................................   13,000        436,410
BJ Services Co. (a).........................................   33,000      1,232,880

 8                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
Smith International, Inc. (a)...............................   23,000   $    845,020
Varco International, Inc. (a)...............................   31,000        607,600
                                                                        ------------
                                                                           3,121,910
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  0.9%
Apache Corp. ...............................................   19,000      1,236,140
                                                                        ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  1.9%
Citigroup, Inc. ............................................   55,266      2,365,385
Federated Investors, Inc., Class B..........................   12,000        329,040
                                                                        ------------
                                                                           2,694,425
                                                                        ------------
PERSONAL PRODUCTS  0.4%
Avon Products, Inc. ........................................    9,000        559,800
                                                                        ------------

PHARMACEUTICALS  11.3%
Abbott Laboratories.........................................   27,000      1,181,520
Allergan, Inc. .............................................    9,000        693,900
Biovail Corp. (Canada) (a)..................................   15,000        705,900
Bristol-Myers Squibb Co. ...................................   28,000        760,200
Eli Lilly & Co. ............................................   21,000      1,448,370
Forest Laboratories, Inc. (a)...............................   15,000        821,250
Johnson & Johnson...........................................   37,800      1,954,260
Merck & Co., Inc. ..........................................   25,000      1,513,750
Pfizer, Inc. ...............................................  121,600      4,152,640
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   23,000      1,309,390
Wyeth.......................................................   30,000      1,366,500
                                                                        ------------
                                                                          15,907,680
                                                                        ------------
PROPERTY & CASUALTY  0.8%
Safeco Corp. ...............................................   19,000        670,320
Travelers Property Casualty Corp., Class A..................   28,755        457,205
                                                                        ------------
                                                                           1,127,525
                                                                        ------------
PUBLISHING  1.3%
Gannett Co., Inc. ..........................................   17,000      1,305,770
New York Times Co., Class A.................................   10,500        477,750
                                                                        ------------
                                                                           1,783,520
                                                                        ------------
REGIONAL BANKS  1.0%
Compass Bancshares, Inc. ...................................   22,000        768,460
National City Corp. ........................................   18,000        588,780
                                                                        ------------
                                                                           1,357,240
                                                                        ------------
RESTAURANTS  1.1%
Brinker International, Inc. (a).............................   23,000        828,460
Starbucks Corp. (a).........................................   27,000        662,040
                                                                        ------------
                                                                           1,490,500
                                                                        ------------

See Notes to Financial Statements                                              9

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTOR EQUIPMENT  0.9%
Applied Materials, Inc. (a).................................   48,000   $    761,280
Lam Research Corp. (a)......................................   27,000        491,670
                                                                        ------------
                                                                           1,252,950
                                                                        ------------
SEMICONDUCTORS  3.9%
Analog Devices, Inc. (a)....................................   35,000      1,218,700
Intel Corp. ................................................   96,200      1,999,421
National Semiconductor Corp. (a)............................   22,000        433,840
QLogic Corp. (a)............................................   11,100        536,463
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR (Taiwan-
  Republic of China) (a)....................................   84,000        846,720
Xilinx, Inc. (a)............................................   17,000        430,270
                                                                        ------------
                                                                           5,465,414
                                                                        ------------
SOFT DRINKS  0.7%
PepsiCo, Inc. ..............................................   21,300        947,850
                                                                        ------------

SPECIALTY CHEMICALS  0.7%
Ecolab, Inc. ...............................................   41,000      1,049,600
                                                                        ------------

SPECIALTY STORES  1.2%
Bed Bath & Beyond, Inc. (a).................................   16,000        620,960
Staples, Inc. (a)...........................................   62,000      1,137,700
                                                                        ------------
                                                                           1,758,660
                                                                        ------------
SYSTEMS SOFTWARE  5.7%
Microsoft Corp. ............................................  213,000      5,454,930
Oracle Corp. (a)............................................   68,000        817,360
Symantec Corp. (a)..........................................   20,000        877,200
VERITAS Software Corp. (a)..................................   29,000        831,430
                                                                        ------------
                                                                           7,980,920
                                                                        ------------
THRIFTS & MORTGAGE FINANCE  1.7%
Countrywide Financial Corp. ................................    6,000        417,420
Fannie Mae..................................................   16,000      1,079,040
Radian Group, Inc. .........................................    4,000        146,600
Washington Mutual, Inc. ....................................   18,250        753,725
                                                                        ------------
                                                                           2,396,785
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  1.9%
AT&T Wireless Services, Inc. (a)............................  156,000      1,280,760
Nextel Communications, Inc., Class A (a)....................   27,000        488,160
Sprint Corp.--PCS Group, Inc. (a)...........................  163,000        937,250
                                                                        ------------
                                                                           2,706,170
                                                                        ------------

 10                                            See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL LONG-TERM INVESTMENTS  97.9%
(Cost $125,212,008)..................................................   $138,033,300

REPURCHASE AGREEMENT  3.3%
Banc of America Securities LLC ($4,702,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/03, to be sold on 07/01/03 at $4,702,145)
  (Cost $4,702,000)..................................................      4,702,000
                                                                        ------------

TOTAL INVESTMENTS  101.2%
  (Cost $129,914,008)................................................    142,735,300
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.2%)........................     (1,663,314)
                                                                        ------------

NET ASSETS  100.0%...................................................   $141,071,986
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR-- American Depositary Receipt

See Notes to Financial Statements                                             11

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $129,914,008).......................  $142,735,300
Receivables:
  Investments Sold..........................................       749,867
  Portfolio Shares Sold.....................................        90,543
  Dividends.................................................        80,026
  Interest..................................................           262
Other.......................................................       141,267
                                                              ------------
    Total Assets............................................   143,797,265
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,200,773
  Custodian Bank............................................       113,400
  Portfolio Shares Repurchased..............................        99,381
  Investment Advisory Fee...................................        54,107
  Distributor and Affiliates................................         9,376
Trustees' Deferred Compensation and Retirement Plans........       189,232
Accrued Expenses............................................        59,010
                                                              ------------
    Total Liabilities.......................................     2,725,279
                                                              ------------
NET ASSETS..................................................  $141,071,986
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $214,343,540
Net Unrealized Appreciation.................................    12,821,292
Accumulated Undistributed Net Investment Income.............        12,603
Accumulated Net Realized Loss...............................   (86,105,449)
                                                              ------------
NET ASSETS..................................................  $141,071,986
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $129,332,555 and
    11,246,436 shares of beneficial interest issued and
    outstanding)............................................  $      11.50
                                                              ============
  Class II Shares (Based on net assets of $11,739,431 and
    1,019,757 shares of beneficial interest issued and
    outstanding)............................................  $      11.51
                                                              ============

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,180)......  $   594,739
Interest....................................................       33,265
                                                              -----------
    Total Income............................................      628,004
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      327,252
Shareholder Reports.........................................       23,191
Accounting..................................................       22,763
Custody.....................................................       17,083
Trustees' Fees and Related Expenses.........................       12,393
Distribution (12b-1) and Service Fees.......................       12,151
Legal.......................................................        6,147
Other.......................................................       21,662
                                                              -----------
    Total Expenses..........................................      442,642
    Investment Advisory Fee Reduction.......................       37,780
    Less Credits Earned on Cash Balances....................            8
                                                              -----------
    Net Expenses............................................      404,854
                                                              -----------
NET INVESTMENT INCOME.......................................  $   223,150
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(8,279,018)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (8,403,188)
  End of the Period.........................................   12,821,292
                                                              -----------
Net Unrealized Appreciation During the Period...............   21,224,480
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $12,945,462
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $13,168,612
                                                              ===========

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $    223,150        $    658,224
Net Realized Loss.....................................      (8,279,018)        (42,692,956)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      21,224,480         (13,056,271)
                                                          ------------        ------------
Change in Net Assets from Operations..................      13,168,612         (55,091,003)
                                                          ------------        ------------

Distributions from Net Investment Income:
  Class I Shares......................................        (653,090)           (583,729)
  Class II Shares.....................................         (27,629)            (15,610)
                                                          ------------        ------------
Total Distributions...................................        (680,719)           (599,339)
                                                          ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      12,487,893         (55,690,342)
                                                          ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       9,005,056          65,805,249
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................         680,719             599,339
Cost of Shares Repurchased............................     (11,503,089)        (40,143,461)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      (1,817,314)         26,261,127
                                                          ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................      10,670,579         (29,429,215)
NET ASSETS:
Beginning of the Period...............................     130,401,407         159,830,622
                                                          ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $12,603 and $470,172,
  respectively).......................................    $141,071,986        $130,401,407
                                                          ============        ============

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX
                                 MONTHS
                                 ENDED                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                  JUNE 30,    -------------------------------------------------
                                  2003       2002       2001       2000       1999      1998
                                -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $10.48     $ 14.89    $ 20.27    $ 26.11    $22.39    $18.11
                                 ------     -------    -------    -------    ------    ------
  Net Investment Income.......      .02         .06        .06        .03       .05       .07
  Net Realized and Unrealized
    Gain/Loss.................     1.06       (4.41)     (4.20)     (3.19)     5.39      4.44
                                 ------     -------    -------    -------    ------    ------
Total from Investment
  Operations..................     1.08       (4.35)     (4.14)     (3.16)     5.44      4.51
                                 ------     -------    -------    -------    ------    ------
Less:
  Distributions from Net
    Investment Income.........      .06         .06        .03        .05       .07       .02
  Distributions from Net
    Realized Gain.............      -0-         -0-       1.21       2.63      1.65       .21
                                 ------     -------    -------    -------    ------    ------
Total Distributions...........      .06         .06       1.24       2.68      1.72       .23
                                 ------     -------    -------    -------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $11.50     $ 10.48    $ 14.89    $ 20.27    $26.11    $22.39
                                 ======     =======    =======    =======    ======    ======

Total Return*.................   10.34%**   -29.33%    -20.42%    -14.64%    25.85%    25.00%
Net Assets at End of the
  Period (In millions)........   $129.3     $ 121.3    $ 150.7    $ 193.8    $174.1    $123.6
Ratio of Expenses to Average
  Net Assets*.................     .60%        .60%       .60%       .60%      .60%      .60%
Ratio of Net Investment Income
  to Average Net Assets*......     .36%        .45%       .37%       .15%      .22%      .35%
Portfolio Turnover............      68%**       97%        89%       114%      116%       82%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.......     .66%        .67%       .62%        N/A      .62%      .64%
   Ratio of Net Investment
     Income to Average Net
     Assets...................     .30%        .38%       .35%        N/A      .20%      .31%

**  Non-Annualized

N/A=Not Applicable

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              SIX
                                             MONTHS        YEAR ENDED         JULY 24, 2000
                                             ENDED        DECEMBER 31,        (COMMENCEMENT
CLASS II SHARES                             JUNE 30,   ------------------   OF OPERATIONS) TO
                                              2003      2002       2001     DECEMBER 31, 2000
                                            -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................   $10.47    $ 14.89    $ 20.29        $ 25.47
                                             ------    -------    -------        -------
  Net Investment Income...................      .01        .02        .02            -0-
  Net Realized and Unrealized Gain/Loss...     1.06      (4.42)     (4.20)         (5.18)
                                             ------    -------    -------        -------
Total from Investment Operations..........     1.07      (4.40)     (4.18)         (5.18)
                                             ------    -------    -------        -------
Less:
  Distributions from Net Investment
    Income................................      .03        .02        .01            -0-
  Distributions from Net Realized Gain....      -0-        -0-       1.21            -0-
                                             ------    -------    -------        -------
Total Distributions.......................      .03        .02       1.22            -0-
                                             ------    -------    -------        -------
NET ASSET VALUE, END OF THE PERIOD........   $11.51    $ 10.47    $ 14.89        $ 20.29
                                             ======    =======    =======        =======

Total Return* (a).........................   10.26%**  -29.58%    -20.60%        -20.34%**
Net Assets at End of the Period (In
  millions)...............................   $ 11.7    $   9.1    $   9.1        $   2.3
Ratio of Expenses to Average Net
  Assets*.................................     .85%       .85%       .85%           .85%
Ratio of Net Investment Income to Average
  Net Assets*.............................     .11%       .20%       .16%           .06%
Portfolio Turnover........................      68%**      97%        89%           114%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets...............................     .91%       .92%       .87%            N/A
   Ratio of Net Investment Income to
     Average Net Assets...................     .05%       .13%       .15%            N/A

**  Non-Annualized

N/A=Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $71,966,392, which will expire between December 31, 2009 and December 31, 2010.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $131,671,028
                                                              ============
Gross tax unrealized appreciation...........................  $ 15,970,951
Gross tax unrealized depreciation...........................    (4,906,679)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 11,064,272
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2002 was as follows:

Distributions paid from:
  Ordinary Income...........................................  $599,339
  Long-term capital gain....................................       -0-
                                                              --------
                                                              $599,339
                                                              ========

    As of December 31, 2002, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $679,686

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2003, custody fees were reduced by $8 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2003 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Classes I and II, respectively. For the six months ended June 30, 2003, the Adviser waived $37,780 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $6,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $3,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Accounting" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $103,000 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2003, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $9,457.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $198,848,990 and $15,494,550 for Classes I and II, respectively. For the six months ended June 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................     606,185    $  6,480,269
  Class II..................................................     230,602       2,524,787
                                                              ----------    ------------
Total Sales.................................................     836,787    $  9,005,056
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      62,140    $    653,090
  Class II..................................................       2,626          27,629
                                                              ----------    ------------
Total Dividend Reinvestment.................................      64,766    $    680,719
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,002,188)   $(10,667,191)
  Class II..................................................     (79,202)       (835,898)
                                                              ----------    ------------
Total Repurchases...........................................  (1,081,390)   $(11,503,089)
                                                              ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    At December 31, 2002, capital aggregated $202,382,822 and $13,778,032 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   4,598,501    $ 60,566,524
  Class II..................................................     422,285       5,238,725
                                                              ----------    ------------
Total Sales.................................................   5,020,786    $ 65,805,249
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      40,877    $    583,729
  Class II..................................................       1,092          15,610
                                                              ----------    ------------
Total Dividend Reinvestment.................................      41,969    $    599,339
                                                              ==========    ============
Repurchases:
  Class I...................................................  (3,177,390)   $(38,182,215)
  Class II..................................................    (170,673)     (1,961,246)
                                                              ----------    ------------
Total Repurchases...........................................  (3,348,063)   $(40,143,461)
                                                              ==========    ============

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Asset Allocation Portfolio ("LIT Asset Allocation") through a tax free reorganization approved by LIT Asset Allocation shareholders on April 23, 2002. The Portfolio issued 3,195,513 shares of Class I valued at $42,851,826 in exchange for LIT Asset Allocation's net assets. The shares of LIT Asset Allocation were converted into Portfolio shares at a ratio of .7005 to 1 for Class I. Included in these net assets were deferred wash sale losses of $91,696 which is included in accumulated net realized loss and a deferred compensation balance of $72,340 which is included in accumulated undistributed net investment income. Net unrealized depreciation of LIT Asset Allocation as of April 30, 2002 was $410,380. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2002. Combined net assets on the day of reorganization were $185,611,788.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $85,702,891 and $87,667,528, respectively.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to the Portfolio's Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

                                               VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

 * Open to new investors for a limited time

** Closed to new investors.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 LIT SAR ENT 8/03
                                                 11629H03-AP-8/03

Item 1. Report to Shareholders

       Welcome, Policyholder

       In this update, you'll learn about how your portfolio performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of the portfolio's investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please see the prospectus for more complete information on investment risks.

       The portfolio is being offered through a variable insurance contract.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

-----------------------------------------------------------------------------------
AVERAGE ANNUAL                                        CLASS I           CLASS II
TOTAL RETURNS                                      since 12/23/96    since 09/18/00

Since Inception                                         9.17%            -2.67%

5-year                                                  4.44                --

1-year                                                 -1.85             -2.09

6-month                                                10.39             10.28
-----------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and portfolio shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

The Russell 1000(R) Index is generally representative of the U.S. market for large-capitalization stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Life Investment Trust--Growth and Income Portfolio is managed by the adviser's Equity Income team. Current members include(1) James A. Gilligan, Managing Director; James O. Roeder, Vice President; Tom Bastian, Vice President; Sergio Marcheli, Vice President; and Vincent E. Vizachero, Associate. The following discussion reflects their views on the portfolio's performance.

Q. BEFORE YOU DISCUSS HOW THE PORTFOLIO PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Uncertainties about rising oil prices, stagnating business and consumer spending, and terrorist events gradually gave way to modest optimism as military operations drew to a close and investors hoped that the Bush administration would return its focus to the domestic economy.

       The U.S. stock market looked beyond the lack of conclusive evidence for economic recovery, and finished the period in positive territory. The S&P 500 Index, a broad market index, gained 11.75 percent for the six-month period.

Q.     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A.     The portfolio underperformed its benchmark indexes.

       -- Van Kampen LIT Growth and Income Portfolio returned 10.39 percent for the six months ended June 30, 2003. Performance figures are for Class I shares unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Past performance is no guarantee of future results.

       -- The portfolio's benchmark indexes, the Russell 1000(R) Index and the S&P 500 Index, returned 12.34 percent and 11.75 percent, respectively.

       See Performance Summary for additional information and index definitions.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. In terms of broad groups, the only sector to have negative performance for the period was telecommunications services. This was primarily due to Sprint, the portfolio's largest single-stock detractor. Although we believe the market was unfairly punishing Sprint, its waning long-distance and wireless businesses overwhelmed its strong local business. Toward the end of the reporting period, we sold a significant portion of

(1)Team members may change at any time without notice.
 2
       the position. In our view, Sprint no longer had the near-term catalyst to warrant it being a top position in the portfolio. Nonetheless, we continue to monitor the fundamentals in the hope of finding a catalyst that would allow the market to recognize the value we see in Sprint.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Stock picks in consumer staples, consumer discretionary, and financials contributed the most to the portfolio's performance. Within these sectors, Kimberly Clark, AOL Time Warner, and J.P Morgan Chase were among the portfolio's best-performing stocks for the period.(2)

       -- Shares of paper-products manufacturer Kimberly Clark had fallen because of weak pulp and paper commodity prices. While commodity prices have yet to rise, the market began to anticipate strengthening here, boosting Kimberly Clark.

       -- Media giant AOL Time Warner's asset sales, debt reduction and an announcement in May of a $750 million settlement from Microsoft helped propel the stock during the period.

       -- Banking and financial-services giant J.P. Morgan Chase is a turnaround story. Last year, investors had punished the company because of its credit losses, declining venture-capital investments, and advisory work for Enron, but we believed the stock was likely to rebound when negative sentiment passed. Our patience was rewarded.

TOP 10 HOLDINGS AS OF 6/30/03               TOP 10 INDUSTRIES AS OF 6/30/03
Bristol-Myers Squibb            4.9%        Pharmaceuticals                 9.6%
Bank of America                 3.4         Integrated Oil & Gas            6.7
AOL Time Warner                 3.0         Diversified Banks               5.0
Schlumberger                    3.0         Movies & Entertainment          5.0
BP                              2.7         Electric Utilities              4.9
Chubb                           2.4         Property & Casualty             4.7
Exxon Mobil                     2.3         Integrated Telecommunications
Entergy                         2.2         Services                        4.2
J.P. Morgan Chase               2.1         Other Diversified Financial
PNC Financial Services          2.1         Services                        3.7
                                            Hotels                          3.0
                                            Oil & Gas Equipment & Services  3.0

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2)There is no guarantee that these stocks will continue to perform well or be held by the portfolio in the future.

       Other stocks that detracted from the portfolio's performance included Schering-Plough, Allstate, Textron, and Eastman Kodak.

Q.     HOW DOES THE PORTFOLIO STRUCTURE REFLECT YOUR INVESTMENT STRATEGY?

A. We select stocks one at a time, and therefore the portfolio's sector allocations are largely a result of where we have found the best values. Financials and energy held the largest sector representation in the portfolio, and Bristol Myers Squibb(2) was the portfolio's largest holding.

       -- FINANCIALS. Within this sector, the portfolio owned companies that we believed could benefit from improving economic conditions because of their capital markets exposure. Among these names were Bank of America, J.P. Morgan, A.G. Edwards, and Merrill Lynch. We were less enthusiastic about regional banks. In our view, net interest margins may continue to be squeezed if interest rates remain low and the yield curve remains static or flattens.

       -- ENERGY. Since late 2001, the portfolio has maintained an overweight in the energy sector, relative to the Russell 1000 and S&P 500 benchmarks. Our method of evaluating energy stocks is to analyze the underlying commodity prices. In 2001, against a backdrop of escalating geopolitical instability, we believed that commodity prices were too low and were likely to rise. Even as these prices rose dramatically in 2002 and 2003, energy stocks reflected valuations significantly below our target prices. We continued to hold the portfolio's energy positions in hopes that the stock prices would eventually rise, and since then, our belief was validated. Commodity prices have remained higher than generally expected, and energy stocks have begun to benefit.

       -- BRISTOL MYERS SQUIBB. The company exemplifies what we look for in a potential investment. As value investors, we are often buying a stock when others are selling, and Bristol Myers certainly fit this scenario. Last year, investors fled the stock amid disappointing late-stage products, a key product's going generic, accusations of inventory-channel stuffing, and widespread industry difficulties. These factors caused the stock to decline and significantly underperform its peers and the market. The company's low valuation showed up on our screens. Our fundamental research uncovered several attractive catalysts: a strong emphasis on research and development, which could fuel its new product pipeline; its new schizophrenia drug, which has fewer side effects than its competitors; and a new chief financial officer who understands the importance of earning a high return on capital. Furthermore, a new Medicare drug-benefit proposal could spur considerable demand and volumes for drug companies overall, offsetting the lower prices paid under Medicare.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE PORTFOLIO, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. The past few years have been challenging, and no one can predict what the future will bring. Yet, we continue to believe in the potential of stocks for long-term investors. We remain committed to disciplined investing with our value-with-a-catalyst strategy. In all market environments, our shareholders' best interests are top of mind to us.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  97.6%
ADVERTISING  0.7%
Interpublic Group Cos., Inc. (a)............................  260,930   $  3,491,243
                                                                        ------------

AEROSPACE & DEFENSE  1.2%
Raytheon Co. ...............................................  189,570      6,225,479
                                                                        ------------

AUTO PARTS & EQUIPMENT  0.9%
Magna International, Inc., Class A (Canada).................   69,830      4,697,464
                                                                        ------------

COMPUTER HARDWARE  1.2%
Hewlett-Packard Co. ........................................  294,490      6,272,637
                                                                        ------------
DATA PROCESSING & OUTSOURCING SERVICES  2.2%
Automatic Data Processing, Inc. ............................  151,390      5,126,065
Computer Sciences Corp. (a).................................   62,150      2,369,158
Electronic Data Systems Corp. ..............................  178,270      3,823,891
                                                                        ------------
                                                                          11,319,114
                                                                        ------------
DIVERSIFIED BANKS  4.9%
Bank of America Corp. ......................................  213,020     16,834,971
FleetBoston Financial Corp. ................................  118,570      3,522,715
Wachovia Corp. .............................................  112,690      4,503,092
                                                                        ------------
                                                                          24,860,778
                                                                        ------------
DIVERSIFIED CAPITAL MARKETS  2.1%
J.P. Morgan Chase & Co. ....................................  304,778     10,417,312
                                                                        ------------
DIVERSIFIED CHEMICALS  1.9%
Dow Chemical Co. ...........................................  175,070      5,420,167
Du Pont (E.I.) de Nemours Co. ..............................  104,940      4,369,702
                                                                        ------------
                                                                           9,789,869
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.8%
Equifax, Inc. ..............................................  356,820      9,277,320
                                                                        ------------

DIVERSIFIED METALS & MINING  1.2%
Phelps Dodge Corp. (a)......................................  153,910      5,900,909
                                                                        ------------

 6                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRIC UTILITIES  4.7%
Entergy Corp. ..............................................  207,500   $ 10,951,850
Exelon Corp. ...............................................   85,500      5,113,755
PPL Corp. ..................................................  183,880      7,906,840
                                                                        ------------
                                                                          23,972,445
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Emerson Electric Co. .......................................   33,120      1,692,432
                                                                        ------------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.5%
Monsanto Co. ...............................................  121,445      2,628,070
                                                                        ------------

GENERAL MERCHANDISE STORES  0.7%
Target Corp. ...............................................   86,280      3,264,835
                                                                        ------------

GOLD  1.0%
Newmont Mining Corp. .......................................  159,810      5,187,433
                                                                        ------------

HEALTH CARE EQUIPMENT  1.1%
Bausch & Lomb, Inc. ........................................  153,230      5,746,125
                                                                        ------------

HEALTH CARE FACILITIES  0.3%
Tenet Healthcare Corp. (a)..................................  128,070      1,492,016
                                                                        ------------

HOTELS  2.9%
Hilton Hotels Corp. ........................................  541,560      6,926,552
Starwood Hotels & Resorts Worldwide, Inc. ..................  275,990      7,890,554
                                                                        ------------
                                                                          14,817,106
                                                                        ------------
HOUSEHOLD PRODUCTS  2.7%
Kimberly-Clark Corp. .......................................  180,250      9,398,235
Procter & Gamble Co. .......................................   46,230      4,122,791
                                                                        ------------
                                                                          13,521,026
                                                                        ------------
HYPERMARKETS & SUPER CENTERS  1.3%
Wal-Mart Stores, Inc. ......................................  125,610      6,741,489
                                                                        ------------

INDUSTRIAL CONGLOMERATES  2.6%
3M Co. .....................................................   63,830      8,232,793
Textron, Inc. ..............................................  123,130      4,804,533
                                                                        ------------
                                                                          13,037,326
                                                                        ------------
INDUSTRIAL MACHINERY  1.5%
Ingersoll-Rand Co., Class A (Bermuda).......................  164,920      7,804,014
                                                                        ------------

INTEGRATED OIL & GAS  6.6%
BP PLC--ADR (United Kingdom)................................  315,930     13,275,379
ChevronTexaco Corp. ........................................   18,380      1,327,036

See Notes to Financial Statements                                              7

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED OIL & GAS (CONTINUED)
ConocoPhillips..............................................  136,960   $  7,505,408
Exxon Mobil Corp. ..........................................  311,360     11,180,938
                                                                        ------------
                                                                          33,288,761
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  4.1%
SBC Communications, Inc. ...................................  327,030      8,355,617
Sprint Corp. ...............................................  406,130      5,848,272
Verizon Communications, Inc. ...............................  163,876      6,464,908
                                                                        ------------
                                                                          20,668,797
                                                                        ------------
INVESTMENT BANKING & BROKERAGE  1.5%
Merrill Lynch & Co., Inc. ..................................  166,690      7,781,089
                                                                        ------------

LIFE & HEALTH INSURANCE  1.5%
Metlife, Inc. ..............................................  140,650      3,983,208
Prudential Financial, Inc. .................................  106,330      3,578,005
                                                                        ------------
                                                                           7,561,213
                                                                        ------------
MANAGED HEALTH CARE  1.0%
Aetna, Inc. ................................................   83,500      5,026,700
                                                                        ------------

MOVIES & ENTERTAINMENT  4.8%
AOL Time Warner, Inc. (a)...................................  917,430     14,761,449
Walt Disney Co. ............................................  476,050      9,401,988
                                                                        ------------
                                                                          24,163,437
                                                                        ------------
MULTI-LINE INSURANCE  1.5%
Hartford Financial Services Group, Inc. ....................  155,050      7,808,318
                                                                        ------------

OIL & GAS DRILLING  2.0%
ENSCO International, Inc. ..................................  186,500      5,016,850
Transocean, Inc. (a)........................................  231,540      5,086,934
                                                                        ------------
                                                                          10,103,784
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  2.9%
Schlumberger Ltd. ..........................................  307,160     14,611,601
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  2.3%
Anadarko Petroleum Corp. ...................................   96,410      4,287,353
Burlington Resources, Inc. .................................   29,690      1,605,338
EOG Resources, Inc. ........................................  133,450      5,583,548
                                                                        ------------
                                                                          11,476,239
                                                                        ------------
OIL & GAS REFINING & MARKETING  0.8%
Valero Energy Corp. ........................................  110,780      4,024,637
                                                                        ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.6%
A.G. Edwards, Inc. .........................................  233,330      7,979,886
Citigroup, Inc. ............................................  237,060     10,146,168
                                                                        ------------
                                                                          18,126,054
                                                                        ------------

 8                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PAPER PACKAGING  1.4%
Temple-Inland, Inc. ........................................  159,720   $  6,853,585
                                                                        ------------

PAPER PRODUCTS  0.4%
International Paper Co. ....................................   55,570      1,985,516
                                                                        ------------

PHARMACEUTICALS  9.3%
Bristol-Myers Squibb Co. ...................................  898,610     24,397,262
Johnson & Johnson...........................................   49,110      2,538,987
Pfizer, Inc. ...............................................  148,926      5,085,823
Roche Holdings AG--ADR (Switzerland)........................   97,770      7,665,168
Schering-Plough Corp. ......................................  402,680      7,489,848
                                                                        ------------
                                                                          47,177,088
                                                                        ------------
PROPERTY & CASUALTY  4.6%
Chubb Corp. ................................................  198,270     11,896,200
Safeco Corp. ...............................................   91,300      3,221,064
Travelers Property Casualty Corp., Class A..................  520,680      8,278,812
                                                                        ------------
                                                                          23,396,076
                                                                        ------------
RAILROADS  2.7%
Norfolk Southern Corp. .....................................  436,890      8,388,288
Union Pacific Corp. ........................................   86,500      5,018,730
                                                                        ------------
                                                                          13,407,018
                                                                        ------------
REGIONAL BANKS  2.0%
PNC Financial Services Group, Inc. .........................  208,690     10,186,159
                                                                        ------------

RESTAURANTS  1.3%
McDonald's Corp. ...........................................  306,950      6,771,317
                                                                        ------------

SOFT DRINKS  2.0%
Coca-Cola Co. ..............................................  113,480      5,266,607
PepsiCo, Inc. ..............................................  107,900      4,801,550
                                                                        ------------
                                                                          10,068,157
                                                                        ------------
SYSTEMS SOFTWARE  1.7%
Microsoft Corp. ............................................  324,740      8,316,591
                                                                        ------------

THRIFTS & MORTGAGE FINANCE  0.8%
Fannie Mae..................................................   56,710      3,824,522
                                                                        ------------

TOBACCO  1.1%
Altria Group, Inc. .........................................  118,800      5,398,272
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $462,700,585)................................................    494,181,373

See Notes to Financial Statements                                              9

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
REPURCHASE AGREEMENT  5.3%
UBS Securities LLC ($26,701,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/03, to be sold on
  07/01/03 at $26,701,816) (Cost $26,701,000)........................   $ 26,701,000
                                                                        ------------

TOTAL INVESTMENTS  102.9%
  (Cost $489,401,585)................................................    520,882,373
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.9%)........................    (14,586,765)
                                                                        ------------

NET ASSETS  100.0%...................................................   $506,295,608
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 10                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $489,401,585).......................  $520,882,373
Cash........................................................       224,916
Receivables:
  Portfolio Shares Sold.....................................     1,684,244
  Dividends.................................................       643,187
  Investments Sold..........................................       261,889
  Interest..................................................           815
Other.......................................................        73,271
                                                              ------------
    Total Assets............................................   523,770,695
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    16,356,341
  Portfolio Shares Repurchased..............................       593,678
  Investment Advisory Fee...................................       246,278
  Distributor and Affiliates................................       109,746
Trustees' Deferred Compensation and Retirement Plans........        91,430
Accrued Expenses............................................        77,614
                                                              ------------
    Total Liabilities.......................................    17,475,087
                                                              ------------
NET ASSETS..................................................  $506,295,608
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $513,155,361
Net Unrealized Appreciation.................................    31,480,788
Accumulated Undistributed Net Investment Income.............     2,498,604
Accumulated Net Realized Loss...............................   (40,839,145)
                                                              ------------
NET ASSETS..................................................  $506,295,608
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $229,811,511 and
    15,623,675 shares of beneficial interest issued and
    outstanding)............................................  $      14.71
                                                              ============
  Class II Shares (Based on net assets of $276,484,097 and
    18,801,595 shares of beneficial interest issued and
    outstanding)............................................  $      14.71
                                                              ============

See Notes to Financial Statements                                             11

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $34,571).....  $  4,121,623
Interest....................................................       110,867
                                                              ------------
    Total Income............................................     4,232,490
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,227,934
Distribution (12b-1) and Service Fees.......................       263,353
Custody.....................................................        29,554
Trustees' Fees and Related Expenses.........................         9,936
Legal.......................................................         6,524
Other.......................................................        96,747
                                                              ------------
    Total Expenses..........................................     1,634,048
    Less Credits Earned on Cash Balances....................           629
                                                              ------------
    Net Expenses............................................     1,633,419
                                                              ------------
NET INVESTMENT INCOME.......................................  $  2,599,071
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   (955,895)
  Futures...................................................      (150,828)
                                                              ------------
Net Realized Loss...........................................    (1,106,723)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (12,471,008)
  End of the Period
    Investments.............................................    31,480,788
                                                              ------------
Net Unrealized Appreciation During the Period...............    43,951,796
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 42,845,073
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 45,444,144
                                                              ============

 12                                            See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  2,599,071        $  3,655,357
Net Realized Loss.....................................      (1,106,723)        (34,185,878)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      43,951,796         (19,829,350)
                                                          ------------        ------------
Change in Net Assets from Operations..................      45,444,144         (50,359,871)
                                                          ------------        ------------

Distributions from Net Investment Income:
  Class I Shares......................................      (2,068,488)         (1,466,251)
  Class II Shares.....................................      (1,610,040)           (666,095)
                                                          ------------        ------------
Total Distributions...................................      (3,678,528)         (2,132,346)
                                                          ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      41,765,616         (52,492,217)
                                                          ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     133,009,498         253,201,180
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       3,678,528           2,132,346
Cost of Shares Repurchased............................     (40,414,250)        (54,152,757)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      96,273,776         201,180,769
                                                          ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................     138,039,392         148,688,552
NET ASSETS:
Beginning of the Period...............................     368,256,216         219,567,664
                                                          ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $2,498,604 and $3,578,061,
  respectively).......................................    $506,295,608        $368,256,216
                                                          ============        ============

See Notes to Financial Statements                                             13

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX
                                       MONTHS
                                       ENDED                 YEAR ENDED DECEMBER 31,
CLASS I SHARES                        JUNE 30,   -----------------------------------------------
                                        2003      2002     2001 (a)    2000    1999 (a)    1998
                                      ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $13.47    $ 15.90    $17.01    $15.34    $14.48    $12.12
                                       ------    -------    ------    ------    ------    ------
  Net Investment Income.............      .08        .15       .22       .18       .19       .12
  Net Realized and Unrealized
    Gain/Loss.......................     1.30      (2.43)    (1.21)     2.71      1.66      2.26
                                       ------    -------    ------    ------    ------    ------
Total from Investment Operations....     1.38      (2.28)     (.99)     2.89      1.85      2.38
                                       ------    -------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income..........................      .14        .15       .01       .18       .27       .02
  Distributions from Net Realized
    Gain............................      -0-        -0-       .11      1.04       .72       -0-
                                       ------    -------    ------    ------    ------    ------
Total Distributions.................      .14        .15       .12      1.22       .99       .02
                                       ------    -------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD............................   $14.71    $ 13.47    $15.90    $17.01    $15.34    $14.48
                                       ======    =======    ======    ======    ======    ======

Total Return*.......................  10.39%**   -14.50%    -5.81%    19.34%    12.99%    19.61%
Net Assets at End of the Period (In
  millions).........................   $229.8    $ 186.7    $143.4    $ 92.0    $ 52.5    $ 32.2
Ratio of Expenses to Average Net
  Assets*...........................     .67%       .71%      .75%      .75%      .75%      .75%
Ratio of Net Investment Income to
  Average Net Assets*...............    1.40%      1.29%     1.40%     1.39%     1.25%     1.27%
Portfolio Turnover..................      27%**      68%      103%      100%       96%       70%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.........................      N/A        N/A       N/A      .80%      .92%     1.09%
   Ratio of Net Investment Income to
     Average Net Assets.............      N/A        N/A       N/A     1.34%     1.08%      .93%

** Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding

 14                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX
                                            MONTHS         YEAR ENDED         SEPTEMBER 18, 2000
                                            ENDED         DECEMBER 31,          (COMMENCEMENT
CLASS II SHARES                            JUNE 30,    -------------------    OF OPERATIONS) TO
                                             2003       2002      2001 (a)    DECEMBER 31, 2000
                                           -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $13.45     $ 15.88     $17.02           $17.22
                                            ------     -------     ------           ------
  Net Investment Income..................      .06         .11        .18              .06
  Net Realized and Unrealized
    Gain/Loss............................     1.31       (2.43)     (1.21)             .76
                                            ------     -------     ------           ------
Total from Investment Operations.........     1.37       (2.32)     (1.03)             .82
                                            ------     -------     ------           ------
Less:
  Distributions from Net Investment
    Income...............................      .11         .11        -0-              .15
  Distributions from Net Realized Gain...      -0-         -0-        .11              .87
                                            ------     -------     ------           ------
Total Distributions......................      .11         .11        .11             1.02
                                            ------     -------     ------           ------
NET ASSET VALUE, END OF THE PERIOD.......   $14.71     $ 13.45     $15.88           $17.02
                                            ======     =======     ======           ======

Total Return* (b)........................   10.28%**   -14.74%     -6.05%            5.00%**
Net Assets at End of the Period (In
  millions)..............................   $276.5     $ 181.6     $ 76.1           $ 13.7
Ratio of Expenses to Average Net
  Assets*................................     .92%        .96%      1.00%            1.00%
Ratio of Net Investment Income to Average
  Net Assets*............................    1.15%       1.09%      1.15%            1.23%
Portfolio Turnover.......................      27%**       68%       103%             100%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets..............................      N/A         N/A        N/A            1.03%
   Ratio of Net Investment Income to
     Average Net Assets..................      N/A         N/A        N/A            1.20%

** Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements                                             15

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $31,403,650 which will expire between December 31, 2007 and December 31, 2010.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $492,326,428
                                                              ============
Gross tax unrealized appreciation...........................  $ 38,254,794
Gross tax unrealized depreciation...........................    (9,698,849)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 28,555,945
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2002 was as follows:

Distributions paid from:
  Ordinary Income...........................................  $2,132,346
  Long-term capital gain....................................         -0-
                                                              ----------
                                                              $2,132,346
                                                              ==========

    As of December 31, 2002, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $3,677,230

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2003, the Portfolio's custody fee was reduced by $629 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $6,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $16,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $7,300 representing transfer agency fees paid to VKIS. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $54,829 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2003, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $13,339.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $233,695,376 and $279,459,985 for Classes I and II, respectively. For the six months ended June 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   2,964,091    $ 40,026,493
  Class II..................................................   6,806,784      92,983,005
                                                              ----------    ------------
Total Sales.................................................   9,770,875    $133,009,498
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................     159,975    $  2,068,489
  Class II..................................................     124,520       1,610,039
                                                              ----------    ------------
Total Dividend Reinvestment.................................     284,495    $  3,678,528
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,364,048)   $(18,240,702)
  Class II..................................................  (1,632,320)    (22,173,548)
                                                              ----------    ------------
Total Repurchases...........................................  (2,996,368)   $(40,414,250)
                                                              ==========    ============

    At December 31, 2002, capital aggregated $209,841,096 and $207,040,489 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   7,121,459    $104,462,640
  Class II..................................................  10,164,314     148,738,540
                                                              ----------    ------------
Total Sales.................................................  17,285,773    $253,201,180
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      88,864    $  1,466,251
  Class II..................................................      40,345         666,095
                                                              ----------    ------------
Total Dividend Reinvestment.................................     129,209    $  2,132,346
                                                              ==========    ============
Repurchases:
  Class I...................................................  (2,367,216)   $(33,606,374)
  Class II..................................................  (1,496,979)    (20,546,383)
                                                              ----------    ------------
Total Repurchases...........................................  (3,864,195)   $(54,152,757)
                                                              ==========    ============

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Strategic Stock Portfolio ("LIT Strategic Stock") through a tax free reorganization approved by LIT Strategic Stock shareholders on April 23, 2002. The Portfolio issued 2,277,826 and 262,612 shares of Classes I and II valued at $36,900,780 and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

$4,254,308, respectively, in exchange for LIT Strategic Stock's net assets. The shares of LIT Strategic Stock were converted into Portfolio shares at a ratio of ..7463 to 1 and .7481 to 1 for Classes I and II, respectively. Included in these net assets was a capital loss carryforward of $933,440, deferred wash sale losses of $399,315, which is included in accumulated net realized loss and a deferred compensation balance of $31,305 which is included in accumulated undistributed net investment income. Net unrealized appreciation of LIT Strategic Stock as of April 30, 2002 was $3,402,743. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2002. Combined net assets on the day of reorganization were $322,448,202.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $207,750,157 and $108,033,500, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 2003, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2002............................      10
Futures Closed..............................................     (10)
                                                                 ---
Outstanding at June 30, 2003................................     -0-
                                                                 ===

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plan of up to .25% of Class II average daily net assets are accrued daily.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

 * Open to new investors for a limited time

** Closed to new investors.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GROWTH AND INCOME PORTFOLIO

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oak Brook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                           Van Kampen Funds Inc.
                                           1 Parkview Plaza, P.O. Box 5555
                                           Oakbrook Terrace, IL 60181-5555
                                           www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                           Copyright (C)2003 Van Kampen Funds
                                           Inc. All rights reserved.
                                           Member NASD/SIPC.
                                           LIT SAR GI 8/03 11633H03-AP-8/03

Item 1. Report to Shareholders

       Welcome, Policyholder

       In this update, you'll learn about how your portfolio performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please see the prospectus for more complete information on investment risks.

       The portfolio is being offered through a variable insurance contract.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

------------------------------------------------------------------------------------
AVERAGE ANNUAL                                  CLASS I SHARES      CLASS II SHARES
TOTAL RETURNS                                   since 04/07/86      since 12/15/00

Since Inception                                     6.90%                7.20%

10-year                                             6.02                  N/A

5-year                                              6.35                  N/A

1-year                                              7.54                 7.26

6-month                                             2.07                 1.91
------------------------------------------------------------------------------------
SEC Yield                                           2.11%                1.86%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Government/Mortgage Index is generally representative of U.S. government mortgage-backed securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Life Investment Trust--Government Portfolio is managed by the Adviser's Taxable Fixed-Income team. Members of the team include W. David Armstrong, Managing Director; Scott F. Richard, Managing Director; and Jaidip Singh, Executive Director.(1) The following discussion reflects their views on the portfolio's performance.

Q. BEFORE YOU DISCUSS HOW THE PORTFOLIO PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The market during the period was defined by a general relaxing of geopolitical tensions in the wake of the end of the initial combat phase of the war in Iraq. However, concerns remained regarding the underlying strength of the U.S. economy. Those concerns caused the Federal Reserve Bank (the "Fed") to cut interest rates twice during the period, taking Treasury yields to 45-year lows. Plunging interest rates led to record levels of homeowner refinancing, which proved to be a challenge for the mortgage-backed securities sector.

Q.     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A.     The fund underperformed its benchmark.

        -- The portfolio returned 2.07 percent for the six months ended June 30, 2003. Performance figure is for Class I shares unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. There are no sales charges or additional expenses included at the portfolio level. Past performance is no guarantee of future results.

        -- By comparison, the portfolio's benchmark, the Lehman Brothers Government/Mortgage Index, returned 2.61 percent.

       See Performance Summary for additional information and index definition.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A.      --  Our expectation for an improving economy led us to assume a defensive duration posture, which held the portfolio back when interest rates fell sharply, especially in May.

        -- Within the mortgage-backed securities sector, the portfolio's premium-coupon holdings also lagged in the rally when the market began to bid down prices on bonds perceived to be vulnerable to prepayments.

(1)Team members may change at any time without notice.

        -- The portfolio's relatively light exposure to the five-year segment of the yield curve dampened performance somewhat when that segment rallied.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A.      --  The portfolio's relatively light position in agency-backed paper proved to be beneficial when the Federal Home Loan Mortgage Corporation (Freddie Mac) roiled the market with its announcement of accounting irregularities.

        -- With holdings across all major sectors of the government markets, the portfolio gained by being diversified away from pure mortgage exposure as mortgage prepayment rates have been on the rise.

Q. PLEASE WALK US THROUGH HOW YOU POSITIONED THE PORTFOLIO, HIGHLIGHTING KEY THEMES.

A. In keeping with the investment objective, we kept the portfolio well-diversified across the Treasury, agency and mortgage-backed sectors. Our expectations for the economy centered around an anticipated return to positive growth in the relatively near term. This led us to position the portfolio defensively in an effort to help protect it from unwanted volatility. One of our key tactics was to keep the portfolio's duration shorter than that of its benchmark. That way, we believe the portfolio has a lower relative sensitivity to interest-rate changes and therefore, should be less affected if rates begin to rise.

       We also maintained the portfolio's high credit quality. Tight spreads in the agency sector led us to redeploy assets into holdings that offered more attractive valuations.

ASSET ALLOCATION AS OF 6/30/03              COUPON DISTRIBUTION RATE AS OF
FNMA                           36.6%        6/30/03
FHLMC                          15.7         up to 5.9%                    22.5%
Treasury Securities            32.6         6.0-6.9%                      28.4
U.S. Govt. Agency               2.5         7.0-7.9%                      24.0
GNMA                           10.5         8.0-8.9%                      18.4
REMIC/CMO                       2.1         9.0-9.9%                       3.7
                                            10.0% or more                  3.0

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE PORTFOLIO, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A. While it is difficult to predict with certainty, we believe there are several factors that indicate rising interest rates are more likely than falling rates over the near term. First, Treasury yields ended the period at multi-decade lows that appear to be unsustainable. Second, the economy's underlying strength appears to be fundamentally sound. Lastly, both fiscal and monetary policies remain geared to spurring near-term economic growth.

       Regardless of where rates may be headed, we will continue with our disciplined investment approach while monitoring the economy and the markets closely for opportunities.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                MARKET
(000)      DESCRIPTION                            COUPON          MATURITY            VALUE
           COLLATERALIZED MORTGAGE OBLIGATIONS  2.2%
$ 1,963    Federal Home Loan Mortgage Corp.
           (Interest Only).......................  6.000%         05/01/31         $    210,193
  2,326    Federal Home Loan Mortgage Corp.
           (Interest Only) (a)...................  6.320          01/15/29              192,255
  1,570    Federal Home Loan Mortgage Corp.
           (Interest Only).......................  6.500          04/01/28              172,396
    501    Federal Home Loan Mortgage Corp.
           (Interest Only).......................  8.000          06/01/31               72,462
    135    Federal National Mortgage Association
           (b)...................................  6.000          02/25/22              135,008
    750    Federal National Mortgage Association
           (b)...................................  6.022          11/25/10              867,888
  4,700    Federal National Mortgage Association
           (Interest Only).......................  5.000          09/25/11              164,048
  3,050    Federal National Mortgage Association
           (Interest Only) REMIC (a) (c).........  6.000    07/01/20 to 07/25/33        456,690
  5,450    Federal National Mortgage Association
           (Interest Only).......................  6.500    07/01/31 to 05/25/33        524,269
  2,338    Federal National Mortgage Association
           (Interest Only) REMIC.................  7.000    03/01/32 to 04/25/33        236,796
    404    Federal National Mortgage Association
           (Interest Only).......................  8.000          05/01/30               60,266
  2,097    Government National Mortgage
           Association (Interest Only) (a) (b)...  6.220          05/16/32              150,094
  3,381    Government National Mortgage
           Association (Interest Only) REMIC (a)
           (b)...................................  6.820    04/16/29 to 05/16/32        290,732
                                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................................      3,533,097
                                                                                   ------------

           MORTGAGE BACKED SECURITIES  65.9%
    901    Federal Home Loan Mortgage Corp. 30
           Year Pools (b)........................  6.000    06/01/29 to 09/01/29        935,484
    967    Federal Home Loan Mortgage Corp. 30
           Year Pools (b)........................  6.500    05/01/29 to 06/01/31      1,007,414
  3,207    Federal Home Loan Mortgage Corp. 30
           Year Pools (b)........................  7.500    10/01/24 to 09/01/31      3,409,694
     20    Federal Home Loan Mortgage Corp. 30
           Year Pools (b)........................  8.000    09/01/24 to 10/01/24         21,130

See Notes to Financial Statements                                              5

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

PAR
AMOUNT                                                                                MARKET
(000)      DESCRIPTION                            COUPON          MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$   781    Federal National Mortgage Association
           15 Year Pools (b).....................  6.000%   01/01/14 to 08/01/14   $    817,404
    196    Federal National Mortgage Association
           15 Year Pools (b).....................  6.500    06/01/09 to 04/01/11        207,895
    336    Federal National Mortgage Association
           15 Year Pools (b).....................  7.000    07/01/10 to 01/01/12        357,874
     79    Federal National Mortgage Association
           30 Year Pools (b).....................  5.500    07/01/24 to 02/01/29         81,784
     77    Federal National Mortgage Association
           30 Year Pools (b).....................  6.000    03/01/28 to 12/01/28         80,629
    521    Federal National Mortgage Association
           30 Year Pools (b).....................  6.500    03/01/26 to 06/01/28        544,495
 14,483    Federal National Mortgage Association
           30 Year Pools.........................  7.000    04/01/28 to 02/01/33     15,256,855
  9,256    Federal National Mortgage Association
           30 Year Pools (b).....................  7.500    02/01/23 to 04/01/32      9,838,354
     64    Federal National Mortgage Association
           30 Year Pools (b).....................  8.000    06/01/24 to 10/01/24         69,449
     32    Federal National Mortgage Association
           30 Year Pools (b)..................... 10.000          04/01/21               36,743
    130    Federal National Mortgage Association
           30 Year Pools (b)..................... 11.000          11/01/20              151,877
    470    Government National Mortgage
           Association 30 Year Pools (b).........  6.500    05/15/23 to 03/15/29        494,566
    804    Government National Mortgage
           Association 30 Year Pools (b).........  7.000    04/15/23 to 11/15/27        854,048
    223    Government National Mortgage
           Association 30 Year Pools (b).........  7.500    12/15/21 to 06/15/24        238,299
     71    Government National Mortgage
           Association 30 Year Pools (b).........  8.000    05/15/17 to 01/15/23         77,956
     42    Government National Mortgage
           Association 30 Year Pools (b).........  8.500    05/15/17 to 07/15/17         46,608
    178    Government National Mortgage
           Association 30 Year Pools (b).........  9.500    06/15/09 to 10/15/09        196,774
      9    Government National Mortgage
           Association 30 Year Pools (b)......... 11.000          09/15/10               10,256
  7,500    Federal Home Loan Mortgage Corp.,
           July..................................  6.000            TBA               7,802,340
 11,050    Federal Home Loan Mortgage Corp.,
           July..................................  6.500            TBA              11,502,365
  1,800    Federal Home Loan Mortgage Corp.,
           July..................................  7.500            TBA               1,913,625
  5,500    Federal National Mortgage Association,
           July..................................  6.000            TBA               5,716,562

 6                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

PAR
AMOUNT                                                                                MARKET
(000)      DESCRIPTION                            COUPON          MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 7,000    Federal National Mortgage Association,
           July..................................  6.500%           TBA            $  7,301,875
 17,050    Federal National Mortgage Association,
           September.............................  5.000            TBA              17,188,531
  4,100    Federal National Mortgage Association,
           September.............................  5.500            TBA               4,212,750
 12,000    Government National Mortgage
           Association, July.....................  8.000            TBA              12,945,000
  2,775    Government National Mortgage
           Association, September................  5.500            TBA               2,870,391
                                                                                   ------------
TOTAL MORTGAGE BACKED SECURITIES  65.9%.........................................    106,189,027
                                                                                   ------------

           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  2.6%
  1,985    Financing Corp. (b)...................  9.650          11/02/18            3,111,519
    700    Financing Corp. (b)...................  9.800          04/06/18            1,104,071
                                                                                   ------------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...............................      4,215,590
                                                                                   ------------

           UNITED STATES TREASURY OBLIGATIONS  34.2%
  7,200    United States Treasury Bonds..........  5.250          11/15/28            7,839,850
  1,500    United States Treasury Bonds (b)......  7.625          11/15/22            2,110,431
  2,500    United States Treasury Bonds..........  7.625          02/15/25            3,555,372
  1,000    United States Treasury Bonds (b)......  8.000          11/15/21            1,449,024
  1,800    United States Treasury Bonds (b)......  8.125          08/15/19            2,603,884
  8,520    United States Treasury Bonds (b)......  8.125          08/15/21           12,461,173
    800    United States Treasury Bonds (b)......  8.750          08/15/20            1,225,344
  1,250    United States Treasury Bonds (b)......  9.250          02/15/16            1,914,307
    350    United States Treasury Bonds (b)...... 10.375          11/15/12              466,334
  1,700    United States Treasury Bonds (b)...... 10.750          08/15/05            2,034,356
  1,300    United States Treasury Bonds (b)...... 11.875          11/15/03            1,352,762
    700    United States Treasury Bonds (b)...... 12.000          08/15/13            1,017,488
  5,000    United States Treasury Notes..........  5.000          08/15/11            5,610,160
  2,600    United States Treasury Notes (b)......  6.250          02/15/07            2,990,814
  3,100    United States Treasury Notes (b)......  6.500          10/15/06            3,562,579
  1,750    United States Treasury Notes (b)......  6.500          02/15/10            2,123,585
  2,600    United States Treasury Notes (b)......  7.875          11/15/04            2,838,368
                                                                                   ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS........................................     55,155,831
                                                                                   ------------

TOTAL LONG-TERM INVESTMENTS  104.9%
  (Cost $164,449,600)...........................................................    169,093,545
                                                                                   ------------

See Notes to Financial Statements                                              7

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                                      MARKET
DESCRIPTION                                                                           VALUE
SHORT-TERM INVESTMENTS  38.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS  31.1%
Federal Home Loan Bank Discount Note ($50,000,000 par, yielding 0.95%,
  07/01/03 maturity)............................................................   $ 50,000,000
United States Treasury Bill ($200,000 par, yielding 1.150%, 09/25/03 maturity)
(b).............................................................................        199,450
                                                                                   ------------

TOTAL...........................................................................     50,199,450
                                                                                   ------------

REPURCHASE AGREEMENT  7.6%
UBS Securities LLC ($12,201,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/03, to be sold on 07/01/03
  at $12,201,373)...............................................................     12,201,000
                                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS  38.7%
  (Cost $62,400,450)............................................................     62,400,450
                                                                                   ------------

TOTAL INVESTMENTS  143.6%
  (Cost $226,850,050)...........................................................    231,493,995

LIABILITIES IN EXCESS OF OTHER ASSETS  (43.6%)..................................    (70,287,433)
                                                                                   ------------

NET ASSETS  100.0%..............................................................   $161,206,562
                                                                                   ============

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Portfolio to enhance the yield of the portfolio. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(c) Security purchased on a when-issued or delayed delivery basis.

REMIC--Real Estate Mortgage Investment Conduits

TBA-- To be announced, maturity date has not yet been established. The maturity date will be determined upon settlement and delivery of the mortgage pools.

 8                                             See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $226,850,050).......................  $231,493,995
Cash........................................................         1,795
Receivables:
  Investments Sold..........................................    19,737,922
  Interest..................................................     1,291,875
  Portfolio Shares Sold.....................................       357,613
Other.......................................................       132,654
                                                              ------------
    Total Assets............................................   253,015,854
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    91,374,673
  Portfolio Shares Repurchased..............................        85,652
  Investment Advisory Fee...................................        58,183
  Variation Margin on Futures...............................        40,828
  Distributor and Affiliates................................        33,951
Trustees' Deferred Compensation and Retirement Plans........       178,328
Accrued Expenses............................................        37,677
                                                              ------------
    Total Liabilities.......................................    91,809,292
                                                              ------------
NET ASSETS..................................................  $161,206,562
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $159,787,832
Net Unrealized Appreciation.................................     4,647,386
Accumulated Undistributed Net Investment Income.............      (510,422)
Accumulated Net Realized Loss...............................    (2,718,234)
                                                              ------------
NET ASSETS..................................................  $161,206,562
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $85,596,245 and
    8,931,533 shares of beneficial interest issued and
    outstanding)............................................  $       9.58
                                                              ============
  Class II Shares (Based on net assets of $75,610,317 and
    7,882,819 shares of beneficial interest issued and
    outstanding)............................................  $       9.59
                                                              ============

See Notes to Financial Statements                                              9

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,530,910
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     384,670
Distribution (12b-1) and Service Fees.......................      82,121
Accounting..................................................      30,299
Custody.....................................................      13,962
Trustees' Fees and Related Expenses.........................      12,218
Legal.......................................................       2,209
Other.......................................................      36,311
                                                              ----------
    Total Expenses..........................................     561,790
    Investment Advisory Fee Reduction.......................      17,931
    Less Credits Earned on Cash Balances....................         134
                                                              ----------
    Net Expenses............................................     543,725
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,987,185
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  966,345
  Futures...................................................     556,241
                                                              ----------
Net Realized Gain...........................................   1,522,586
                                                              ----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   5,067,204
    End of the Period:
      Investments...........................................   4,643,945
      Futures...............................................       3,441
                                                              ----------
                                                               4,647,386
                                                              ----------
Net Unrealized Depreciation During the Period...............    (419,818)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,102,768
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,089,953
                                                              ==========

 10                                            See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED      YEAR ENDED
                                                         JUNE 30, 2003     DECEMBER 31, 2002
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  1,987,185       $  3,330,388
Net Realized Gain.....................................       1,522,586          2,854,940
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        (419,818)         3,758,147
                                                          ------------       ------------
Change in Net Assets from Operations..................       3,089,953          9,943,475
                                                          ------------       ------------

Distributions from Net Investment Income:
  Class I Shares......................................      (3,932,901)        (2,754,569)
  Class II Shares.....................................      (2,798,677)          (545,589)
                                                          ------------       ------------
Total Distributions...................................      (6,731,578)        (3,300,158)
                                                          ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      (3,641,625)         6,643,317
                                                          ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      33,854,569         86,741,736
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       6,731,578          3,300,158
Cost of Shares Repurchased............................     (18,298,325)       (23,917,077)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      22,287,822         66,124,817
                                                          ------------       ------------
TOTAL INCREASE IN NET ASSETS..........................      18,646,197         72,768,134
NET ASSETS:
Beginning of the Period...............................     142,560,365         69,792,231
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of ($510,422) and $4,233,971
  respectively).......................................    $161,206,562       $142,560,365
                                                          ============       ============

See Notes to Financial Statements                                             11

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                       JUNE 30,    -------------------------------------------------
                                     2003 (b)    2002 (b)   2001 (a) (b)    2000     1999    1998
                                    --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $9.82       $9.39        $9.30       $ 8.82   $ 9.59   $8.92
                                      -----       -----        -----       ------   ------   -----
  Net Investment Income............     .13         .29          .47          .56      .53     .52
  Net Realized and Unrealized
    Gain/Loss......................     .07         .57          .15          .48     (.84)    .24
                                      -----       -----        -----       ------   ------   -----
Total from Investment Operations...     .20         .86          .62         1.04     (.31)    .76
Less Distributions from Net
  Investment Income................     .44         .43          .53          .56      .46     .09
                                      -----       -----        -----       ------   ------   -----
NET ASSET VALUE, END OF THE
  PERIOD...........................   $9.58       $9.82        $9.39       $ 9.30   $ 8.82   $9.59
                                      =====       =====        =====       ======   ======   =====

Total Return**.....................   2.07%*      9.61%        6.92%       12.40%   -3.36%   8.59%
Net Assets at End of the Period (In
  millions)........................   $85.6       $89.8        $60.1       $ 55.1   $ 53.3   $57.1
Ratio of Expenses to Average Net
  Assets**.........................    .60%        .60%         .60%         .60%     .60%    .60%
Ratio of Net Investment Income to
  Average Net Assets**.............   2.73%       3.10%        5.09%        6.14%    5.92%   5.74%
Portfolio Turnover.................    272%*        87%          82%         180%      92%    107%
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................    .62%        .68%         .71%         .79%     .74%    .73%
Ratio of Net Investment Income to
  Average Net Assets...............   2.71%       3.02%        4.99%        5.95%    5.78%   5.61%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.27% to 5.09%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

*   Non-Annualized.

 12                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX MONTHS         YEAR ENDED          DECEMBER 15, 2000
                                             ENDED           DECEMBER 31,           (COMMENCEMENT
CLASS II SHARES                             JUNE 30,    -----------------------   OF OPERATIONS) TO
                                            2003 (c)    2002 (c)   2001 (b) (c)   DECEMBER 31, 2000
                                           --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................   $9.82       $9.39        $9.31             $9.28
                                             -----       -----        -----             -----
  Net Investment Income...................     .11         .29          .40               .02
  Net Realized and Unrealized Gain........     .07         .55          .21               .01
                                             -----       -----        -----             -----
Total from Investment Operations..........     .18         .84          .61               .03
Less Distributions from Net Investment
  Income..................................     .41         .41          .53               -0-
                                             -----       -----        -----             -----
NET ASSET VALUE, END OF THE PERIOD........   $9.59       $9.82        $9.39             $9.31
                                             =====       =====        =====             =====

Total Return (a)**........................   1.91%*      9.33%        6.73%              .32%*
Net Assets at End of the Period (In
  millions)...............................   $75.6       $52.8        $ 9.7             $ 1.0
Ratio of Expenses to Average Net
  Assets**................................    .85%        .85%         .85%              .85%
Ratio of Net Investment Income to Average
  Net Assets**............................   2.38%       3.07%        4.51%             5.61%
Portfolio Turnover........................    272%*        87%          82%              180%
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...    .87%        .93%         .96%             1.40%
Ratio of Net Investment Income to Average
  Net Assets..............................   2.36%       2.99%        4.41%             5.06%

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.69% to 4.51%. Per share, ratios and supplemental data for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

*   Non-Annualized.

See Notes to Financial Statements                                             13

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2003, the Fund has $71,672,097 of when-issued, delayed delivery, or forward purchase commitments.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $3,725,394 which will expire between December 31, 2004 and December 31, 2008.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $228,244,726
                                                              ============
Gross tax unrealized appreciation...........................  $  4,725,342
Gross tax unrealized depreciation...........................    (1,476,073)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  3,249,269
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2002 was as follows:

Distributions paid from ordinary income.....................    $3,300,158
Long-term capital gain......................................           -0-
                                                                ----------
                                                                $3,300,158
                                                                ==========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    As of December 31 , 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $6,731,353

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions and straddle positions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2003, the Portfolio's custody fee was reduced by $134 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2003 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the six months ended June 30, 2003, the Adviser voluntarily waived $17,931 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $2,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $16,300, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Accounting" expense in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $93,700 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $85,713,355 and $74,074,477 for Classes I and II, respectively. For the six months ended June 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................     517,568    $  5,048,358
  Class II..................................................   2,967,322      28,806,211
                                                              ----------    ------------
Total Sales.................................................   3,484,890    $ 33,854,569
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................     417,505    $  3,932,901
  Class II..................................................     296,784       2,798,677
                                                              ----------    ------------
Total Dividend Reinvestment.................................     714,289    $  6,731,578
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,142,051)   $(11,041,585)
  Class II..................................................    (756,098)     (7,256,740)
                                                              ----------    ------------
Total Repurchases...........................................  (1,898,149)   $(18,298,325)
                                                              ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    At December 31, 2002, capital aggregated $87,773,681 and $49,726,329 for Class I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   4,343,537    $ 40,610,573
  Class II..................................................   4,870,402      46,131,163
                                                              ----------    ------------
Total Sales.................................................   9,213,939    $ 86,741,736
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................     308,117    $  2,754,569
  Class II..................................................      60,960         545,589
                                                              ----------    ------------
Total Dividend Reinvestment.................................     369,077    $  3,300,158
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,914,092)   $(18,286,022)
  Class II..................................................    (586,171)     (5,631,055)
                                                              ----------    ------------
Total Repurchases...........................................  (2,500,263)   $(23,917,077)
                                                              ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding short-term investments, were $438,689,539 and $458,041,312, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2003, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2002............................     234
Futures Opened..............................................     672
Futures Closed..............................................    (784)
                                                                ----
Outstanding at June 30, 2003................................     122
                                                                ====

    The futures contracts outstanding as of June 30, 2003 and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
  5-Year U.S. Treasury Note -- September 2003
    (Current Notional Value of $115,125 per contract).......      45         $(15,840)
  10-Year U.S. Treasury Note -- September 2003
    (Current Notional Value of $117,437 per contract).......      77           19,281
                                                                 ---         --------
                                                                 122         $  3,441
                                                                 ===         ========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to it's Class II shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
HOWARD J KERR(1)
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

(1) Appointed to the Board of Trustees effective July 23, 2003.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 LIT SAR GOVT
                                                 8/03 11631H03-AP-8/03

Item 1. Report to Shareholders

       Welcome, Policyholder

       In this update, you'll learn about how your portfolio performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please see the prospectus for more complete information on investment risks.

       The portfolio is being offered through a variable insurance contract.

       An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

       This discussion reflects the portfolio management team's views of the performance of Van Kampen Life Investment Trust--Money Market Portfolio. Current members(1) of the team include Jonathan Page, Managing Director, and Dale Albright, Executive Director.

Q. BEFORE YOU DISCUSS HOW THE PORTFOLIO PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. After maintaining its target rate for federal funds at 1.25 percent for seven months, the U.S. Federal Open Market Committee lowered its target rate to 1.00 percent on June 25, 2003--a 45-year low. The Federal Reserve (the Fed) has taken this accommodative posture in an effort to accelerate the slow pace of economic activity. Against this backdrop, money market fund yield levels have fallen to record lows.

       At that June meeting, the Fed repeated its formal economic assessment announced at the previous month's meeting, which indicated that while the outlook for economic growth was balanced, there is still a risk of a substantial further fall in inflation. Favorable economic trends, including accommodative monetary policy, stimulative fiscal policy, growth in productivity, and gains in the stock markets, were countered by higher unemployment, uncertainty concerning the geopolitical situation, and caution within the business community toward capital investment.

       Recent statistics continue to reflect a fairly weak economy.

        --  First quarter 2003 gross domestic product (GDP) growth rose by only
            1.4 percent, as high levels of uncertainty slowed the U.S. economy.

        -- Consumer confidence fell monthly during the first quarter, but bounced higher beginning in April as the war in Iraq was substantially concluded.

        -- The manufacturing sector of the economy remains weak, and with the exception of January 2003, total nonfarm payrolls declined each month from November 2002 through June 2003.

        -- The U.S. unemployment rate rose this year from 5.7 percent in January to 6.4 percent in June.

Q.     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The portfolio continued to serve as a useful investment for liquidity and preservation of capital and generated a yield that reflects prevailing money market conditions.

(1)Team members may change at any time without notice.

        -- For the six-month period ended June 30, 2003, the portfolio posted a total return at net asset value (NAV) of 0.34 percent for Class I shares and 0.21 percent for Class II shares.

        -- The portfolio's seven-day current yield was 0.52 percent for Class I shares and 0.28 percent for Class II shares.

       Please note that the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results.

Q. PLEASE WALK US THROUGH HOW YOU POSITIONED THE PORTFOLIO, HIGHLIGHTING KEY THEMES.

A. Throughout the past six months, given the low absolute level of money-market interest rates, we continued to place a strong emphasis on purchasing high-quality corporate and government obligations.

       Our primary strategy has been to prudently maintain the average maturity of the portfolio. As of the end of June, the portfolio's weighted average maturity was 25 days and 100 percent of holdings were due to mature in less than three months.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE PORTFOLIO, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A. Barring new significantly unsettling geopolitical surprises, we believe that consumer and business confidence may improve. Coupled with the stimulative monetary and fiscal conditions now in place, we believe an improvement in confidence could lead to a meaningful economic expansion. If such an environment develops, we may see moderately higher levels of short-term interest rates, perhaps during the first half of 2004.

       As always, we will continue with our disciplined investment approach, positioning the portfolio for stability of principal with a very high degree of liquidity.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                     DISCOUNT
PAR                                                                  YIELD ON
AMOUNT                                                    MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                       DATE     PURCHASE      COST
          COMMERCIAL PAPER  53.2%
$3,000    ABN AMRO N.A. Finance, Inc. .................   07/07/03     1.151%   $ 2,999,425
 3,000    American Honda Finance Corp. ................   08/11/03     0.931      2,996,822
 3,100    CBA (Delaware) Finance, Inc. ................   07/22/03     1.223      3,097,794
 3,000    ChevronTexaco Corp. .........................   07/14/03     1.021      2,998,895
 3,000    Citicorp.....................................   08/06/03     1.021      2,996,940
 3,000    E.I. Dupont de Nemours and Co. ..............   08/04/03     0.931      2,997,365
 3,000    FCAR Owner Trust.............................   07/18/03     1.041      2,998,527
 3,000    General Electric Capital Corp. ..............   07/25/03     1.243      2,997,520
 3,000    Northern Trust Corp. ........................   07/21/03     1.244      2,997,933
 3,000    Royal Bank of Scotland plc...................   07/08/03     1.202      2,999,300
 3,000    Societe Generale North America, Inc. ........   08/06/03     1.061      2,996,820
 3,000    UBS Finance (Delaware) LLC...................   07/03/03     1.080      2,999,820
                                                                                -----------
          TOTAL COMMERCIAL PAPER.............................................    36,077,161
                                                                                -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  33.0%
 5,000    Federal Home Loan Bank.......................   07/16/03     1.172      4,997,562
 3,000    Federal Home Loan Mortgage Corp..............   08/12/03     1.186      2,995,870
 4,000    Federal Home Loan Mortgage Corp..............   08/21/03     1.133      3,993,597
 4,000    Federal Home Loan Mortgage Corp..............   08/25/03     1.180      3,992,819
 3,400    Federal National Mortgage Association........   07/23/03     1.122      3,397,673
 3,000    Federal National Mortgage Association........   08/27/03     1.173      2,994,443
                                                                                -----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...........................    22,371,964
                                                                                -----------
REPURCHASE AGREEMENTS  14.0%
Banc of America Securities LLC ($9,465,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/03, to be sold
  on 07/01/03 at $9,465,292).................................................     9,465,000
                                                                                -----------

TOTAL INVESTMENTS  100.2%....................................................    67,914,125
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)................................      (121,965)
                                                                                -----------

NET ASSETS  100.0%...........................................................   $67,792,160
                                                                                ===========

See Notes to Financial Statements                                              3

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value, including repurchase agreement of
  $9,465,000................................................  $67,914,125
Receivables:
  Portfolio Shares Sold.....................................       23,667
  Interest..................................................          292
Other.......................................................       86,522
                                                              -----------
    Total Assets............................................   68,024,606
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       33,275
  Investment Advisory Fee...................................       22,908
  Distributor and Affiliates................................       13,616
  Custodian Bank............................................          109
Trustees' Deferred Compensation and Retirement Plans........      126,724
Accrued Expenses............................................       35,814
                                                              -----------
    Total Liabilities.......................................      232,446
                                                              -----------
NET ASSETS..................................................  $67,792,160
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $67,792,160
                                                              -----------
NET ASSETS..................................................  $67,792,160
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $41,731,959 and
    41,732,569 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========
  Class II Shares (Based on net assets of $26,060,201 and
    26,059,591 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========

 4                                             See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $463,420
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................   180,659
Distribution (12b-1) and Service Fees.......................    31,990
Shareholder Reports.........................................    15,628
Accounting..................................................    13,271
Trustees' Fees and Related Expenses.........................    11,994
Custody.....................................................     5,429
Legal.......................................................     1,020
Other.......................................................    19,682
                                                              --------
    Total Expenses..........................................   279,673
    Investment Advisory Fee Reduction.......................    30,633
    Less Credits Earned on Cash Balances....................       221
                                                              --------
    Net Expenses............................................   248,819
                                                              --------
NET INVESTMENT INCOME.......................................  $214,601
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $214,601
                                                              ========

See Notes to Financial Statements                                              5

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $    214,601        $     766,967
                                                          ------------        -------------

Distributions from Net Investment Income:
  Class I Shares......................................        (157,621)            (563,357)
  Class II Shares.....................................         (55,191)            (203,610)
                                                          ------------        -------------
Total Distributions...................................        (212,812)            (766,967)
                                                          ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...           1,789                  -0-
                                                          ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      68,689,496          178,257,923
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................         212,812              766,967
Cost of Shares Repurchased............................     (79,461,706)        (162,811,057)
                                                          ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (10,559,398)          16,213,833
                                                          ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................     (10,557,609)          16,213,833
NET ASSETS:
Beginning of the Period...............................      78,349,769           62,135,936
                                                          ------------        -------------
End of the Period (Including accumulated undistributed
  net investment income of $0 and ($1,789),
  respectively).......................................    $ 67,792,160        $  78,349,769
                                                          ============        =============

 6                                             See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX
                                          MONTHS
                                          ENDED               YEAR ENDED DECEMBER 31,
CLASS I SHARES                           JUNE 30,    -----------------------------------------
                                           2003      2002     2001     2000     1999     1998
                                         -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $1.00      $1.00    $1.00    $1.00    $1.00    $1.00
                                          -----      -----    -----    -----    -----    -----
Net Investment Income...................    -0-(a)     .01      .04      .06      .05      .05
Less Distributions from Net Investment
  Income................................    -0-(a)     .01      .04      .06      .05      .05
                                          -----      -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD......  $1.00      $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====      =====    =====    =====    =====    =====

Total Return*...........................   .34%**    1.22%    3.68%    5.93%    4.63%    5.02%
Net Assets at End of the Period (In
  millions).............................  $41.7      $52.8    $48.4    $29.7    $33.3    $26.7
Ratio of Expenses to Average Net Assets*
  (b)...................................   .60%       .60%     .60%     .61%     .62%     .60%
Ratio of Net Investment Income to
  Average Net Assets*...................   .68%      1.21%    3.43%    5.76%    4.56%    4.88%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)...................................   .69%       .71%     .84%     .97%     .93%     .99%
Ratio of Net Investment Income to
  Average Net Assets....................   .60%      1.10%    3.20%    5.40%    4.25%    4.49%

**  Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

See Notes to Financial Statements                                              7

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS           YEAR ENDED         DECEMBER 15, 2000
                                        ENDED             DECEMBER 31,          (COMMENCEMENT
CLASS II SHARES                        JUNE 30,       ---------------------   OF OPERATIONS) TO
                                         2003           2002        2001      DECEMBER 31, 2000
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $    1.00       $    1.00   $    1.00         $1.00
                                      ---------       ---------   ---------         -----
Net Investment Income...............        -0-(a)          .01         .03           -0-(a)
Less Distributions from Net
  Investment Income.................        -0-(a)          .01         .03           -0-(a)
                                      ---------       ---------   ---------         -----
NET ASSET VALUE, END OF THE
  PERIOD............................  $    1.00       $    1.00   $    1.00         $1.00
                                      =========       =========   =========         =====

Total Return* (b)...................       .21%**          .97%       3.44%          .23%**
Net Assets at End of the Period (In
  thousands)........................  $26,060.2       $25,531.9   $13,737.7         $ 4.5
Ratio of Expenses to Average Net
  Assets* (c).......................       .85%            .85%        .85%          .86%
Ratio of Net Investment Income to
  Average Net Assets*...............       .44%            .96%       2.36%         6.85%

*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)........................       .94%            .95%       1.09%         1.63%
Ratio of Net Investment Income to
  Average Net Assets................       .35%            .86%       2.13%         6.08%

**  Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

 8                                             See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

    The tax character of distributions paid during the year ended December 31, 2002 was as follows:

                                                                  2002
Distributions paid from:
  Ordinary income...........................................    $766,967
  Long-term capital gain....................................         -0-
                                                                --------
                                                                $766,967
                                                                ========

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $111,807
Undistributed long-term capital gain........................       2,101

F. EXPENSE REDUCTIONS During the six months ended June 30, 2003, the Portfolio's custody fee was reduced by $221 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2003 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the six months ended June 30, 2003, the Adviser waived $30,633 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $1,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $8,300, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the "Accounting" expense on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $48,768 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $41,732,569 and $26,059,591 for Classes I and II, respectively. For the six months ended June 30, 2003, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class I...................................................   61,963,131    $ 61,963,131
  Class II..................................................    6,726,365       6,726,365
                                                              -----------    ------------
Total Sales.................................................   68,689,496    $ 68,689,496
                                                              ===========    ============
Dividend Reinvestment:
  Class I...................................................      157,621    $    157,621
  Class II..................................................       55,191          55,191
                                                              -----------    ------------
Total Dividend Reinvestment.................................      212,812    $    212,812
                                                              ===========    ============
Repurchases:
  Class I...................................................  (73,207,821)   $(73,207,821)
  Class II..................................................   (6,253,885)     (6,253,885)
                                                              -----------    ------------
Total Repurchases...........................................  (79,461,706)   $(79,461,706)
                                                              ===========    ============

    At December 31, 2002, capital aggregated $52,819,638 and $25,531,920 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class I..................................................   157,777,759    $ 157,777,759
  Class II.................................................    20,480,164       20,480,164
                                                             ------------    -------------
Total Sales................................................   178,257,923    $ 178,257,923
                                                             ============    =============
Dividend Reinvestment:
  Class I..................................................       564,329    $     564,329
  Class II.................................................       202,638          202,638
                                                             ------------    -------------
Total Dividend Reinvestment................................       766,967    $     766,967
                                                             ============    =============
Repurchases:
  Class I..................................................  (153,922,484)   $(153,922,484)
  Class II.................................................    (8,888,573)      (8,888,573)
                                                             ------------    -------------
Total Repurchases..........................................  (162,811,057)   $(162,811,057)
                                                             ============    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Worldwide High Income

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

* Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
MONEY MARKET PORTFOLIO

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 LIT SAR MM
                                                 8/03 11635H03-AP-8/03

Item 1. Report to Shareholders

       Welcome, Policyholder

       In this update, you'll learn about how your portfolio performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the portfolio's financial statements and a list of investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the portfolio being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and, therefore, the value of the portfolio shares may be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please see the prospectus for more complete information on investment risks.

       The portfolio is being offered through a variable insurance contract.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

-------------------------------------------
AVERAGE ANNUAL                 CLASS II
TOTAL RETURNS               since 09/25/00

Since Inception                -30.24%

1-year                          -2.68

6-month                         19.02
-------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and portfolio shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. Returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

Russell Midcap(R) Growth Index is generally representative of mid-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

Portfolio Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Life Investment Trust--Aggressive Growth Portfolio is managed by the adviser's Multi-Cap Growth team. Current members include(1) Gary Lewis, Managing Director; Dudley Brickhouse, Executive Director; Janet Luby, Executive Director; David Walker, Executive Director; Matthew Hart, Vice President; and Scott Miller, Associate. The following discussion reflects their views on the portfolio's performance.

Q. BEFORE YOU DISCUSS HOW THE PORTFOLIO PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A.     The stock market posted a strong gain for the six-month period, rising
       11.75 percent (as measured by the S&P 500 Index). We highlight several contributors to the market's recently renewed vigor:

        -- Investors perceived a more stabilized economic environment, and the declared conclusion of major combat in Iraq helped remove some of the market's uncertainty.

        -- In both January and April, more corporate earnings reports met, and in some cases beat, expectations--a marked change from the past few years.

        -- The Federal Reserve Board (the Fed) cut interest rates, providing further monetary stimulus.

        -- The federal government passed a fiscal-stimulus bill, which was loaded with tax cuts and tax incentives for certain business expenditures.

        -- Business spending increased, with less restraint placed on corporate budgets.

Q.     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A.     The portfolio outperformed its benchmark index.

        -- Van Kampen LIT Aggressive Growth Portfolio returned 19.02 percent for the six months ended June 30, 2003. Performance figures are for Class II shares are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Past performance is no guarantee of future results.

        -- The portfolio's benchmark index, the Russell Midcap Growth(R) Index, returned 18.74 percent.

       See Performance Summary for additional information and index definitions.

(1)Team members may change at any time without notice.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. In general, our style of investing, which seeks rising earnings expectations or rising valuations, worked well during the period. Earnings expectations became a better predictor of stock price performance, and investors' increased confidence in a recovery helped valuations expand. In terms of broad groups, consumer-discretionary and health-care holdings added most to the portfolio's performance.(2)

        -- A low interest-rate environment provided a favorable backdrop for consumers. The surge in mortgage refinancing helped consumers reduce their debt and provided them with more discretionary income. Retailers such as online shopping site Amazon.com and luxury-goods maker Coach benefited. Home-builder Lennar also made strong gains as the low interest rates meant that a new home was not so out of reach for some buyers.

        -- Within health care, stocks from a variety of industries contributed to performance. In biotech, Gilead Sciences reported sales considerably ahead of expectations because of its effective and competitively superior new HIV drug, Viread. In the medical-technology industry, shares of Boston Scientific rallied on the expectation of the company's drug-coated stent launch, the second such product to enter a high-demand marketplace. In pharmaceuticals, generic-drug maker Teva Pharmaceutical gained market share with the

TOP 10 HOLDINGS AS OF 6/30/03              TOP 10 INDUSTRIES AS OF 06/30/03
eBay                               2.5%    Biotechnology                      7.5%
Gilead Sciences                    2.2     Internet Retail                    6.7
Amazon.com                         2.0     Pharmaceuticals                    6.1
Boston Scientific                  1.9     Health Care Equipment              5.6
Teva Pharmaceutical                1.8     Managed Health Care                5.1
Best Buy                           1.7     Communications Equipment           4.6
Nextel Communications              1.7     Semiconductors                     4.1
Coach                              1.6     Systems Software                   2.8
Lehman Brothers                    1.6     Apparel & Accessories              2.7
Amgen                              1.6     Thrifts & Mortgage Finance         2.7

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2)There is no guarantee that these stocks will continue to perform well or be held by the portfolio in the future.

            introduction of a generic version of GlaxoSmithKline's Augmentin, which is used to treat a variety of children's bacterial infections.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. Despite strong performance from many of the portfolio's technology holdings, selected technology stocks were among the portfolio's largest detractors.

        -- Semiconductor-chip makers RF Microdevices and Qualcomm suffered from lower-than-expected demand. Both companies manufacture chips for wireless-phone handsets. The uncertain economic environment and a lack of new feature functionality meant that many users were not upgrading their phones as rapidly as expected. Qualcomm also suffered from investors' concerns about high inventory build up.

        -- Intuit, a leading provider of consumer and small-business accounting and tax-preparation software, reported sales below expectations on its Turbo Tax product.

       Consumer-staples stocks were also a lagging group. As the market began to anticipate a brighter economic outlook, investors fled these slower growth, traditionally defensive names.

Q.     PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. The three largest sectors in the portfolio were consumer discretionary, health care, and technology. (Keep in mind that sector weightings are a result of many individual stock picks. Large weightings reflect areas where we have found many stocks that meet our rising earnings expectations, rising valuations criteria.)

        -- CONSUMER DISCRETIONARY. Three holdings, eBay, Amazon.com, and Yahoo!, comprise a considerable portion of the portfolio's consumer-discretionary weight. These three companies are survivors of the dot-com bubble and have finally generated the revenue and margin growth we believed their business models were capable of producing. In the portfolio's other consumer-discretionary holdings, we found strong growth prospects, as the low interest-rate environment buoyed hopes for increased sales.

        -- HEALTH CARE. Across the board in the health-care group, we have seen a significant rise in companies meeting our investment criteria. In particular, biotechnology companies, the portfolio's largest single industry weighting, were positioned well for strong growth. A string of successful clinical trials and faster FDA approvals for their new drugs helped bolster prospects for biotech stocks. Medical technology stocks were also an important theme within health care. Against the backdrop of an aging American population, orthopedic-implant maker Zimmer, pacemaker manufacturer St. Jude, and Boston Scientific presented strong opportunities.

        -- TECHNOLOGY. Many tech companies have hit our screens recently. Some companies are seeing substantial earnings growth on modest revenue growth, driven in part by individual companies' cost-cutting measures as well as the expectation that pent-up demand could explode in an improved economic scenario.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE PORTFOLIO, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. Our goal remains to seek out the companies that have what we believe to be the best growth prospects. While no one can predict where the market is headed, we are more optimistic now than we have been in years. The portfolio's strategy has been in place for decades, and despite difficult market conditions in the past, our commitment to the portfolio's strategy has not been deterred.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  94.2%
APPAREL & ACCESSORIES  2.5%
Coach, Inc. (a).............................................    840    $   41,782
Liz Claiborne, Inc. ........................................    820        28,905
                                                                       ----------
                                                                           70,687
                                                                       ----------
APPAREL RETAIL  1.1%
Gap, Inc. ..................................................  1,650        30,954
                                                                       ----------
APPLICATION SOFTWARE  2.2%
Citrix Systems, Inc. (a)....................................  1,030        20,971
Documentum, Inc. (a)........................................    820        16,129
Mercury Interactive Corp. (a)...............................    620        23,938
                                                                       ----------
                                                                           61,038
                                                                       ----------
ASSET MANAGEMENT & CUSTODY BANKS  1.3%
Legg Mason, Inc. ...........................................    310        20,134
T. Rowe Price Group, Inc. ..................................    410        15,477
                                                                       ----------
                                                                           35,611
                                                                       ----------
AUTO PARTS & EQUIPMENT  1.1%
Advanced Auto Parts, Inc. (a)...............................    170        10,353
Magna International, Inc., Class A (Canada).................    310        20,854
                                                                       ----------
                                                                           31,207
                                                                       ----------
BIOTECHNOLOGY  7.0%
Amgen, Inc. (a).............................................    620        41,193
Celgene Corp. (a)...........................................    520        15,808
Genentech, Inc. (a).........................................    410        29,569
Gilead Sciences, Inc. (a)...................................  1,030        57,247
Invitrogen Corp. (a)........................................    620        23,789
Martek Biosciences Corp. (a)................................    310        13,311
MedImmune, Inc. (a).........................................    410        14,912
                                                                       ----------
                                                                          195,829
                                                                       ----------
BROADCASTING & CABLE TV  2.3%
Cablevision Systems Corp., Class A (a)......................    820        17,023
EchoStar Communications Corp., Class A (a)..................    820        28,388
XM Satellite Radio Holdings, Inc., Class A (a)..............  1,670        18,453
                                                                       ----------
                                                                           63,864
                                                                       ----------
CASINOS & GAMING  1.6%
GTECH Holdings Corp. .......................................    620        23,343
International Game Technology...............................    210        21,489
                                                                       ----------
                                                                           44,832
                                                                       ----------

 6                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMERCIAL PRINTING  0.6%
R.R. Donnelley & Sons Co. ..................................    630    $   16,468
                                                                       ----------

COMMUNICATIONS EQUIPMENT  4.3%
ADTRAN, Inc. (a)............................................    410        21,029
Comverse Technology, Inc. (a)...............................  1,240        18,637
Corning, Inc. (a)...........................................  3,090        22,835
Foundry Networks, Inc. (a)..................................  1,240        17,856
Juniper Networks, Inc. (a)..................................  2,060        25,482
McData Corp., Class A (a)...................................  1,030        15,110
                                                                       ----------
                                                                          120,949
                                                                       ----------
COMPUTER & ELECTRONICS RETAIL  1.6%
Best Buy Co., Inc. (a)......................................  1,030        45,238
                                                                       ----------

COMPUTER STORAGE & PERIPHERALS  2.0%
Avid Technology, Inc. (a)...................................    400        14,028
Network Appliance, Inc. (a).................................  1,650        26,746
Storage Technology Corp. (a)................................    620        15,959
                                                                       ----------
                                                                           56,733
                                                                       ----------
CONSTRUCTION & FARM MACHINERY  0.8%
Paccar, Inc. ...............................................    310        20,944
                                                                       ----------

CONSUMER ELECTRONICS  0.6%
Harman International Industries, Inc. ......................    210        16,619
                                                                       ----------

CONSUMER FINANCE  1.6%
Capital One Financial Corp. ................................    410        20,164
SLM Corp. ..................................................    620        24,285
                                                                       ----------
                                                                           44,449
                                                                       ----------
DATA PROCESSING & OUTSOURCING SERVICES  0.6%
CheckFree Corp. (a).........................................    620        17,261
                                                                       ----------

DIVERSIFIED COMMERCIAL SERVICES  2.5%
Apollo Group, Inc., Class A (a).............................    410        25,322
Career Education Corp. (a)..................................    410        28,052
Fair Issac Corp. ...........................................    310        15,949
                                                                       ----------
                                                                           69,323
                                                                       ----------
ELECTRONIC EQUIPMENT MANUFACTURERS  1.3%
Garmin Ltd. (Cayman Islands) (a)............................    410        16,347
Omnivision Technologies, Inc. (a)...........................    620        19,344
                                                                       ----------
                                                                           35,691
                                                                       ----------
EMPLOYMENT SERVICES  0.6%
Monster Worldwide, Inc. (a).................................    820        16,179
                                                                       ----------

See Notes to Financial Statements                                              7

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
FOOTWEAR  1.8%
Reebok International Ltd. (a)...............................    820    $   27,577
Timberland Co., Class A (a).................................    410        21,673
                                                                       ----------
                                                                           49,250
                                                                       ----------
GENERAL MERCHANDISE STORES  1.1%
Dollar General Corp. .......................................  1,650        30,129
                                                                       ----------

HEALTH CARE EQUIPMENT  5.3%
Becton, Dickinson & Co. ....................................    410        15,928
Boston Scientific Corp. (a).................................    820        50,102
C.R. Bard, Inc. ............................................    210        14,975
St. Jude Medical, Inc. (a)..................................    410        23,575
Varian Medical Systems, Inc. (a)............................    410        23,604
Zimmer Holdings, Inc. (a)...................................    410        18,470
                                                                       ----------
                                                                          146,654
                                                                       ----------
HEALTH CARE SERVICES  1.1%
AdvancePCS (a)..............................................    820        31,349
                                                                       ----------

HEALTH CARE SUPPLIES  1.2%
Fisher Scientific International, Inc. (a)...................    530        18,497
Millipore Corp. (a).........................................    310        13,755
                                                                       ----------
                                                                           32,252
                                                                       ----------
HOME ENTERTAINMENT SOFTWARE  1.1%
Electronic Arts, Inc. (a)...................................    410        30,336
                                                                       ----------

HOME IMPROVEMENT RETAIL  1.2%
Home Depot, Inc. ...........................................  1,030        34,114
                                                                       ----------

HOMEBUILDING  0.9%
Hovnanian Enterprises, Inc., Class A (a)....................    210        12,379
Ryland Group, Inc. .........................................    200        13,880
                                                                       ----------
                                                                           26,259
                                                                       ----------
INDUSTRIAL MACHINERY  2.2%
Danaher Corp. ..............................................    410        27,901
Dover Corp. ................................................    620        18,575
Pall Corp. .................................................    620        13,950
                                                                       ----------
                                                                           60,426
                                                                       ----------
INTEGRATED TELECOMMUNICATION SERVICES  1.4%
Amdocs Ltd. (Guernsey) (a)..................................  1,650        39,600
                                                                       ----------

INTERNET RETAIL  6.3%
Amazon.com, Inc. (a)........................................  1,440        52,546
eBay, Inc. (a)..............................................    620        64,592
InterActiveCorp (a).........................................  1,030        40,757

 8                                             See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
INTERNET RETAIL (CONTINUED)
NetFlix, Inc. (a)...........................................    730    $   18,652
                                                                       ----------
                                                                          176,547
                                                                       ----------
INTERNET SOFTWARE & SERVICES  1.5%
Yahoo!, Inc. (a)............................................  1,240        40,622
                                                                       ----------

INVESTMENT BANKING & BROKERAGE  1.5%
Lehman Brothers Holdings, Inc. .............................    620        41,218
                                                                       ----------

LEISURE PRODUCTS  1.2%
Brunswick Corp. ............................................    620        15,512
Hasbro, Inc. ...............................................  1,030        18,015
                                                                       ----------
                                                                           33,527
                                                                       ----------
MANAGED HEALTH CARE  4.8%
Aetna, Inc. ................................................    410        24,682
Anthem, Inc. (a)............................................    410        31,632
Coventry Health Care, Inc. (a)..............................    410        18,926
Health Net, Inc. (a)........................................    620        20,429
Mid Atlantic Medical Services, Inc. (a).....................    410        21,443
WellPoint Health Networks, Inc. (a).........................    210        17,703
                                                                       ----------
                                                                          134,815
                                                                       ----------
OFFICE ELECTRONICS  0.6%
Zebra Technologies Corp., Class A (a).......................    210        15,790
                                                                       ----------

OIL & GAS DRILLING  0.5%
Patterson-UTI Energy, Inc. (a)..............................    410        13,284
                                                                       ----------

OIL & GAS EQUIPMENT & SERVICES  1.4%
BJ Services Co. (a).........................................    620        23,163
Smith International, Inc. (a)...............................    410        15,063
                                                                       ----------
                                                                           38,226
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  1.4%
Burlington Resources, Inc. .................................    410        22,169
XTO Energy, Inc. ...........................................    823        16,551
                                                                       ----------
                                                                           38,720
                                                                       ----------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.7%
Janus Capital Group, Inc. ..................................  1,230        20,172
                                                                       ----------

PHARMACEUTICALS  5.8%
Allergan, Inc. .............................................    210        16,191
Biovail Corp. (Canada) (a)..................................    520        24,471
Inamed Corp. (a)............................................    310        16,644
IVAX Corp. (a)..............................................    820        14,637
Taro Pharmaceuticals Industries, Ltd., Class A (Israel)
  (a).......................................................    310        17,013

See Notes to Financial Statements                                              9

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
PHARMACEUTICALS (CONTINUED)
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........    820    $   46,683
Watson Pharmaceuticals Inc. (a).............................    620        25,029
                                                                       ----------
                                                                          160,668
                                                                       ----------
PROPERTY & CASUALTY  0.6%
Fidelity National Financial, Inc. ..........................    512        15,749
                                                                       ----------

PUBLISHING  0.6%
Getty Images, Inc. (a)......................................    400        16,520
                                                                       ----------

RESTAURANTS  1.3%
CBRL Group, Inc. ...........................................    410        15,933
P.F. Chang's China Bistro, Inc. (a).........................    410        20,176
                                                                       ----------
                                                                           36,109
                                                                       ----------
SEMICONDUCTOR EQUIPMENT  2.5%
KLA-Tencor Corp. (a)........................................    620        28,824
Lam Research Corp. (a)......................................    820        14,932
SanDisk Corp. (a)...........................................    620        25,017
                                                                       ----------
                                                                           68,773
                                                                       ----------
SEMICONDUCTORS  3.9%
Broadcom Corp., Class A (a).................................  1,030        25,657
Marvell Technology Group Ltd. (Bermuda) (a).................    820        28,183
NVIDIA Corp. (a)............................................    620        14,266
QLogic Corp. (a)............................................    410        19,815
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR
  (Taiwan-Republic of China) (a)............................  2,060        20,765
                                                                       ----------
                                                                          108,686
                                                                       ----------
SYSTEMS SOFTWARE  2.6%
Avocent Corp. (a)...........................................    410        12,271
Micromuse, Inc. (a).........................................  1,650        13,184
NetScreen Technologies, Inc. (a)............................    820        18,491
VERITAS Software Corp. (a)..................................  1,030        29,530
                                                                       ----------
                                                                           73,476
                                                                       ----------
THRIFTS & MORTGAGE FINANCE  2.5%
Countrywide Financial Corp. ................................    410        28,524
Golden West Financial Corp. ................................    210        16,802
New York Community Bancorp, Inc. ...........................    830        24,145
                                                                       ----------
                                                                           69,471
                                                                       ----------
WIRELESS TELECOMMUNICATION SERVICES  1.6%
Nextel Communications, Inc., Class A (a)....................  2,470        44,658
                                                                       ----------

 10                                            See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                              VALUE
TOTAL LONG-TERM INVESTMENTS  94.2%
(Cost $2,210,153)...................................................   $2,621,276
REPURCHASE AGREEMENT  18.8%
UBS Securities LLC ($522,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/03, to be sold
  on 07/01/03 at $522,016) (Cost $522,000)..........................      522,000
                                                                       ----------
TOTAL INVESTMENTS  113.0%
  (Cost $2,732,153).................................................    3,143,276
LIABILITIES IN EXCESS OF OTHER ASSETS  (13.0%)......................     (362,391)
                                                                       ----------

NET ASSETS  100.0%..................................................   $2,780,885
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             11

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $522,000 (Cost $2,732,153)................................  $ 3,143,276
Cash........................................................       15,304
Receivables:
  Investments Sold..........................................      135,212
  Portfolio Shares Sold.....................................       32,675
  Expense Reimbursement from Adviser........................        7,069
  Dividends.................................................          207
  Interest..................................................           16
Other.......................................................       14,706
                                                              -----------
    Total Assets............................................    3,348,465
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      489,055
  Distributor and Affiliates................................        3,436
  Portfolio Shares Repurchased..............................          454
Accrued Expenses............................................       50,802
Trustees' Deferred Compensation and Retirement Plans........       23,833
                                                              -----------
    Total Liabilities.......................................      567,580
                                                              -----------
NET ASSETS..................................................  $ 2,780,885
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 4,133,357
Net Unrealized Appreciation.................................      411,123
Accumulated Net Investment Loss.............................      (30,489)
Accumulated Net Realized Loss...............................   (1,733,106)
                                                              -----------
NET ASSETS..................................................  $ 2,780,885
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $2,780,885 and 765,740
  shares of beneficial interest issued and outstanding).....  $      3.63
                                                              ===========

 12                                            See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $40).........  $  2,341
Interest....................................................       985
                                                              --------
    Total Income............................................     3,326
                                                              --------
EXPENSES:
Shareholder Reports.........................................    18,665
Custody.....................................................     9,436
Audit.......................................................     9,011
Shareholder Services........................................     7,671
Investment Advisory Fee.....................................     7,583
Trustees' Fees and Related Expenses.........................     6,940
Accounting..................................................     4,074
Distribution (12b-1) and Service Fees.......................     2,310
Legal.......................................................     1,374
Other.......................................................     2,020
                                                              --------
    Total Expenses..........................................    69,084
    Expense Reduction ($7,583 Investment Advisory Fee and
      $48,742 Other)........................................    56,325
    Less Credits Earned on Cash Balances....................        20
                                                              --------
    Net Expenses............................................    12,739
                                                              --------
NET INVESTMENT LOSS.........................................  $ (9,413)
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(37,072)
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     3,887
  End of the Period.........................................   411,123
                                                              --------
Net Unrealized Appreciation During the Period...............   407,236
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $370,164
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $360,751
                                                              ========

See Notes to Financial Statements                                             13

Statements of Changes in Net Assets
(Unaudited)

                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2003      DECEMBER 31, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................     $   (9,413)         $   (15,634)
Net Realized Loss.....................................        (37,072)            (626,071)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        407,236             (191,133)
                                                           ----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        360,751             (832,838)
                                                           ----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................        894,825            1,855,610
Cost of Shares Repurchased............................       (340,468)          (1,332,736)
                                                           ----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....        554,357              522,874
                                                           ----------          -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................        915,108             (309,964)
NET ASSETS:
Beginning of the Period...............................      1,865,777            2,175,741
                                                           ----------          -----------
End of the Period (Including accumulated net
  investment loss of $30,489 and $21,076,
  respectively).......................................     $2,780,885          $ 1,865,777
                                                           ==========          ===========

 14                                            See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 25, 2000
                                        SIX MONTHS        YEAR ENDED          (COMMENCEMENT
                                          ENDED          DECEMBER 31,         OF INVESTMENT
CLASS II SHARES                          JUNE 30,     ------------------      OPERATIONS) TO
                                           2003        2002       2001      DECEMBER 31, 2000
                                        ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $ 3.05      $  4.52    $  7.46         $ 10.00
                                          ------      -------    -------         -------
  Net Investment Loss..................     (.01)        (.02)      (.02)            -0-
  Net Realized and Unrealized
    Gain/Loss..........................      .59        (1.45)     (2.82)          (2.54)
                                          ------      -------    -------         -------
Total from Investment Operations.......      .58        (1.47)     (2.84)          (2.54)
Less Distributions from Net Investment
  Income...............................      -0-          -0-        .10             -0-
                                          ------      -------    -------         -------
NET ASSET VALUE, END OF THE PERIOD.....   $ 3.63      $  3.05    $  4.52         $  7.46
                                          ------      -------    -------         -------

Total Return* (a)......................  19.02%*      -32.52%    -38.26%         -25.40%**
Net Assets at End of the Period (In
  millions)............................   $  2.8      $   1.9    $   2.2         $   1.1
Ratio of Expenses to Average Net
  Assets* (b)..........................    1.26%        1.26%      1.27%           1.26%
Ratio of Net Investment Loss to Average
  Net Assets*..........................    (.93%)       (.76%)     (.59%)          (.23%)
Portfolio Turnover.....................     119%*        227%       303%             62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets............................    6.83%        6.96%      7.95%          15.73%
   Ratio of Net Investment Loss to
     Average Net Assets................   (6.50%)      (6.46%)    (7.27%)        (14.70%)

**  Non-Annualized

(a) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

See Notes to Financial Statements                                             15

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,631,724, which will expire between December 31, 2008 and 2010.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $2,739,255
                                                              ==========
Gross tax unrealized appreciation...........................  $  416,581
Gross tax unrealized depreciation...........................     (12,560)
                                                              ----------
Net tax unrealized appreciation on investments..............  $  404,021
                                                              ==========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months June 30, 2003, the Portfolio's custody fee was reduced by $20 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended June 30, 2003, the Adviser voluntarily waived $7,583 of its investment advisory fees and assumed $48,742 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the six months ended June 30, 2003, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2003, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $13,812 are included in "Other" assets and offsetting liabilities are included in "Trustees' Deferred Compensation and Retirement Plans" on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2003, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $159.

    At June 30, 2003, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $4,133,357. For the six months ended June 30, 2003, share transactions were as follows:

Beginning Shares............................................   611,552
Sales.......................................................   261,927
Repurchases.................................................  (107,739)
                                                              --------
Ending Shares...............................................   765,740
                                                              ========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

    At December 31, 2002, capital aggregated $3,579,000. For the year ended December 31, 2002, share transactions were as follows:

Beginning Shares............................................   481,186
Sales.......................................................   465,778
Repurchases.................................................  (335,412)
                                                              --------
Ending Shares...............................................   611,552
                                                              ========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,845,137 and $2,368,820, respectively.

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Worldwide High Income

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

* Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J. KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISOR

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                           Van Kampen Funds Inc.
                                           1 Parkview Plaza, P.O. Box 5555
                                           Oakbrook Terrace, IL 60181-5555
                                           www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                           Copyright (C)2003 Van Kampen Funds
                                           Inc. All rights reserved.
                                           Member NASD/SIPC.
                                           LIT SAR AGG 8/03 11623H03-AP-8/03

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]


Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Van Kampen Life Investment Trust
             ------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ---------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

By: /s/ John L. Sullivan
    ---------------------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: August 19, 2003